As filed with the SEC on ____________.               Registration No.  333-64957

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ___________


                        Post-Effective Amendment No. 3 to


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2
                                  ___________

                     PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 Broad Street
                          Newark, New Jersey 07102-3777
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)
                                  ___________

                                Thomas C. Castano
                               Assistant Secretary
                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                                  ___________

It is proposed that this filing will become effective (check appropriate space):

     |_|  immediately upon filing pursuant to paragraph (b) of Rule 485


     |X|  on May 1, 2001 pursuant to paragraph (b) of Rule 485
             -----------
              (date)


     |_|  60 days after filing pursuant to paragraph (a) of Rule 485

     |_|  on ___________________ pursuant to paragraph (a) of Rule 485 (date)
                   date

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)


N-8B-2 Item Number                     Location
------------------                     --------

         1.                            Cover Page

         2.                            Cover Page

         3.                            Not Applicable

         4.                            Sale   of   the    Contract   and   Sales
                                       Commissions

         5.                            The   Prudential   Variable   Appreciable
                                       Account

         6.                            The   Prudential   Variable   Appreciable
                                       Account

         7.                            Not Applicable

         8.                            Not Applicable

         9.                            Litigation

        10.                            Introduction and Summary;  Voting Rights;
                                       Charges    and    Expenses;    Short-Term
                                       Cancellation  Right, or "Free Look"; Type
                                       of Death  Benefit;  Changing  the Type of
                                       Death Benefit;  Contract Date;  Premiums;
                                       Allocation of Premiums; Transfers; Dollar
                                       Cost Averaging,  Auto-Rebalancing;  How a
                                       Contract's   Cash  Surrender  Value  Will
                                       Vary;  How a  Type A  (Fixed)  Contract's
                                       Death  Benefit  Will  Vary;  How a Type B
                                       (Variable)  Contract's Death Benefit Will
                                       Vary;    Surrender    of   a    Contract;
                                       Withdrawals; Increases in Basic Insurance
                                       Amount;   Decreases  in  Basic  Insurance
                                       Amount;  Lapse  and  Reinstatement;  When
                                       Proceeds are Paid; Riders;  Other General
                                       Contract Provisions; Substitution of Fund
                                       Shares

        11.                            Introduction and Summary;  The Prudential
                                       Variable Appreciable Account

        12. Cover Page; Introduction and Summary; The Funds; Sale of the Contract and Sales Commissions

        13.                            Introduction  and  Summary;   The  Funds;
                                       Charges   and   Expenses;   Sale  of  the
                                       Contract and Sales Commissions

        14. Introduction and Summary; Requirements for Issuance of a Contract

        15. Introduction and Summary; Allocation of Premiums; Transfers; Dollar Cost Averaging, Auto-Rebalancing; The
                                       Fixed-Rate Option

        16.                            Introduction   and   Summary;    Detailed
                                       Information  for   Prospective   Contract
                                       Owners

        17.                            When Proceeds are Paid

N-8B-2 Item Number                     Location
------------------                     --------

        18.                            The   Prudential   Variable   Appreciable
                                       Account

        19.                            Reports to Contract Owners

        20.                            Not Applicable

        21.                            Contract Loans

        22.                            Not Applicable

        23.                            Not Applicable

        24.                            Other General Contract Provisions

        25.                            The   Prudential   Variable   Appreciable
                                       Account

        26.                            Introduction  and  Summary;   The  Funds;
                                       Charges and Expenses

        27.                            The  Prudential   Insurance   Company  of
                                       America; The Funds

        28.                            The  Prudential   Insurance   Company  of
                                       America; Directors and Officers

        29.                            The  Prudential   Insurance   Company  of
                                       America

        30.                            Not Applicable

        31.                            Not Applicable

        32.                            Not Applicable

        33.                            Not Applicable

        34.                            Not Applicable

        35.                            The  Prudential   Insurance   Company  of
                                       America

        36.                            Not Applicable

        37.                            Not Applicable

        38.                            Sale   of   the    Contract   and   Sales
                                       Commissions

        39.                            Sale   of   the    Contract   and   Sales
                                       Commissions

        40.                            Not Applicable

        41.                            Sale   of   the    Contract   and   Sales
                                       Commissions

        42.                            Not Applicable

        43.                            Not Applicable

N-8B-2 Item Number                     Location
------------------                     --------

        44. Introduction and Summary; The Funds; How a Contract's Cash Surrender Value Will
                                       Vary;  How a  Type A  (Fixed)  Contract's
                                       Death  Benefit  Will  Vary;  How a Type B
                                       (Variable)  Contract's Death Benefit Will
                                       Vary

        45.                            Not Applicable

        46. Introduction and Summary; The Prudential Variable Appreciable Account; The Funds

        47.                            The   Prudential   Variable   Appreciable
                                       Account; The Funds

        48.                            Not Applicable

        49.                            Not Applicable

        50.                            Not Applicable

        51.                            Not Applicable

        52.                            Substitution of Fund Shares

        53.                            Tax Treatment of Contract Benefits

        54.                            Not Applicable

        55.                            Not Applicable

        56.                            Not Applicable

        57.                            Not Applicable

        58.                            Not Applicable

        59. Financial Statements: Financial Statements of the Variable Universal Life Subaccounts of the Prudential Variable Appreciable Account; Consolidated
                                       Financial  Statements  of The  Prudential
                                       Insurance Company of America and its subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                             Variable Universal Life
                                    Insurance

                                   PROSPECTUS



                                 The Prudential
                          Variable Appreciable Account


                                   May 1, 2001






                                                                [OBJECT OMITTED]

PROSPECTUS
May 1, 2001

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


Variable Universal Life


This prospectus describes an individual flexible premium variable universal life insurance contract (the "Contract") offered by The Prudential Insurance Company of America ("Prudential," "us," "we," or "our"). The Contract provides life insurance coverage with flexible premium payments.

Investment Choices:

Variable Universal Life offers a wide variety of investment choices, including 15 variable investment options that invest in mutual funds managed by these leading asset managers:


o    The Prudential Investments Fund Management LLC


o    A I M Advisors, Inc.

o    American Century Investment Management, Inc.

o    Janus Capital Corporation

o    Massachusetts Financial Services Company

o    T. Rowe Price International, Inc.

For a complete list of the 15 available variable investment options and their investment objectives, see The Funds, page 7.

You may also choose to invest your Contract's premiums and its earnings in the fixed-rate option which pays a guaranteed interest rate. See The Fixed-Rate Option, page 9.

This prospectus describes the Contract generally and The Prudential Variable Appreciable Account (the "Account"). The attached prospectuses for the Funds and their related statements of additional information describe the investment objectives and the risks of investing in the Fund portfolios. Prudential may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Contract may be purchased through registered representatives located in banks and other financial institutions. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency and may lose value. An investment is also not a condition to the provision or term of any banking service or activity. The participating bank is not a registered broker-dealer and is not affiliated with Pruco Securities Corporation.



                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 778-2255

                               PROSPECTUS CONTENTS

                                                                                                          Page

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.........................................................1

INTRODUCTION AND SUMMARY.....................................................................................2
   Brief Description of the Contract.........................................................................2
   Charges...................................................................................................2
   Types of Death Benefit....................................................................................5
   Premium Payments..........................................................................................5
   Refund....................................................................................................5

GENERAL INFORMATION ABOUT THE PRUDENTIAL  INSURANCE COMPANY OF AMERICA,  THE PRUDENTIAL VARIABLE
APPRECIABLE  ACCOUNT,  AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT......................6
   The Prudential Insurance Company of America...............................................................6
   The Prudential Variable Appreciable Account...............................................................6
   The Funds.................................................................................................7
   Voting Rights.............................................................................................9
   The Fixed-Rate Option.....................................................................................9
   Which Investment Option Should Be Selected?..............................................................10

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS........................................................10
   Charges and Expenses.....................................................................................10
   Requirements for Issuance of a Contract..................................................................14
   Short-Term Cancellation Right or "Free-Look".............................................................14
   Types of Death Benefit...................................................................................14
   Changing the Type of Death Benefit.......................................................................15
   Contract Date............................................................................................15
   Premiums.................................................................................................15
   Allocation of Premiums...................................................................................16
   Death Benefit Guarantee..................................................................................17
   Transfers................................................................................................18
   Dollar Cost Averaging....................................................................................19
   Auto-Rebalancing.........................................................................................19
   How a Contract's Cash Surrender Value Will Vary..........................................................19
   How a Type A (Fixed) Contract's Death Benefit Will Vary..................................................20
   How a Type B (Variable) Contract's Death Benefit Will Vary...............................................20
   Surrender of a Contract..................................................................................21
   Withdrawals..............................................................................................21
   Increases in Basic Insurance Amount......................................................................22
   Decreases in Basic Insurance Amount......................................................................23
   When Proceeds Are Paid...................................................................................23
   Living Needs Benefit.....................................................................................24
   Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums.........................24
   Contract Loans...........................................................................................26
   Sale of the Contract and Sales Commissions...............................................................27
   Tax Treatment of Contract Benefits.......................................................................27
   Lapse and Reinstatement..................................................................................29
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits......................................29
   Other General Contract Provisions........................................................................29
   Riders...................................................................................................30
   Participation in Divisible Surplus.......................................................................30
   Substitution of Fund Shares..............................................................................30
   Reports to Contract Owners...............................................................................30
   State Regulation.........................................................................................31
   Experts..................................................................................................31
   Litigation and Regulatory Proceedings....................................................................31
   Additional Information...................................................................................32
   Financial Statements.....................................................................................32


DIRECTORS AND OFFICERS OF PRUDENTIAL........................................................................33

FINANCIAL STATEMENTS OF THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL
VARIABLE APPRECIABLE ACCOUNT................................................................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND ITS SUBSIDIARIES.....................................................................B1


              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

accumulated net payments -- The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, accumulated at an effective annual rate of 4%.

attained age -- The insured's age on the Contract date plus the number of years since then.

basic insurance amount -- The amount of life insurance as shown in the Contract. Also referred to as "face amount."

cash surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and, during the first 10 Contract years, minus the applicable surrender charge. Also referred to in the Contract as "Net Cash Value."

Contract -- The variable universal life insurance policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year -- A year that starts on the Contract date or on a Contract anniversary. For any portion of a Contract representing an increase (see page
22), "Contract year" is a year that starts on the effective date of the increase.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

fixed-rate option -- An investment option under which interest is accrued daily at a rate that Prudential declares periodically, but not less than an effective annual rate of 4%.

Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Lifetime Death Benefit Guarantee period -- The lifetime of the Contract, during which time the Lifetime Death Benefit Guarantee is available if sufficient premiums are paid. See Death Benefit Guarantee, page 17.

Limited Death Benefit Guarantee period -- A period which is determined on a case-by-case basis, during which time the Limited Death Benefit Guarantee is available if sufficient premiums are paid. See Death Benefit Guarantee, page 17.

Monthly date -- The Contract date and the same date in each subsequent month.

separate account -- Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called The Prudential Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of Prudential.

The Prudential Insurance Company of America-- Us, we, our, Prudential. The company offering the Contract.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment options -- the 15 mutual funds available under this Contract, whose shares are held in the separate account.

you-- The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

The Contract is a form of variable universal life insurance. It is based on a Contract Fund, the value of which changes every day. The chart below describes how the value of your Contract Fund changes.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 15 available variable investment options or in the fixed-rate option. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 10. If you select the fixed-rate option, Prudential credits your account with a declared rate or rates of interest but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans will negate any guarantee against lapse and may result in adverse tax consequences. See Death Benefit Guarantee, page 17, and Tax Treatment of Contract Benefits, page 27.

Charges

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses.


The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectuses and statements of additional information for the Funds.


The maximum charges shown in the chart, as well as the current lower charges, are fully described under Charges and Expenses, page 10.

                             _______________________

                                 Premium Payment
                             _______________________
                                        |
                                        |
                     ______________________________________

                     o   less an administrative  charge of
                         up to 7.5 of the premiums paid.

                     o   less a charge for sales expenses
                         of up to 4% of the premiums paid.
                     ______________________________________
                                        |
                                        |
              ___________________________________________________

                             Invested Premium Amount

               To be invested in one or a combination of:

                    o    15 investment portfolios of the Funds

                    o    The fixed-rate option
              ___________________________________________________
                                        |
                                        |
       ________________________________________________________________

                                  Contract Fund

       On the  Contract  Date,  the  Contract  Fund  is  equal  to the invested  premium  amount  minus any of the  charges  described below which may be due on that date.  Thereafter,  the value of the Contract Fund changes daily.
       ________________________________________________________________
                                        |
                                        |
________________________________________________________________________________

                    Prudential adjusts the Contract Fund for:

o    Addition of any new invested premium amounts.

o Addition of any increase due to investment results of the chosen variable investment options.

o Addition of guaranteed interest at an effective annual rate of 4% (plus any excess interest if applicable) on the portion of the Contract Fund allocated to the fixed-rate option.

o Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.5% or 5%. See Contract Loans, page 26.)

o Subtraction of any decrease due to investment results of the chosen variable investment options.

o    Subtraction of any amount withdrawn.

o    Subtraction of the charges listed below, as applicable.
________________________________________________________________________________
                                        |
                                        |
________________________________________________________________________________

                                  Daily Charges

o Management fees and expenses are deducted from the Fund assets. See Underlying Portfolio Expenses chart, below.

o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.9%, from the assets in the variable investment options.
________________________________________________________________________________
                                        |
                                        |
________________________________________________________________________________

                                Monthly Charges

o We reduce the Contract Fund by a monthly administrative charge of up to $10 plus $0.07 per $1,000 of the basic insurance amount; after the first Contract year, the $0.07 per $1,000 portion of the charge is reduced to $0.01 per $1,000 of the basic insurance amount.

o    We deduct a cost of insurance ("COI") charge.

o We reduce the Contract Fund by a Death Benefit Guarantee risk charge of $0.01 per $1,000 of the basic insurance amount.

o    If the Contract  includes riders, we deduct rider charges from the Contract
     Fund.

o If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.
________________________________________________________________________________

________________________________________________________________________________

                          Possible Additional Charges

o During the first 10 Contract years, we will assess a contingent deferred sales charge if the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). For insureds age 76 or less at issue, the maximum contingent deferred sales charge is 26% of the lesser of the target level premium or the actual premiums paid (see Premiums, page 15) for the Contract. The charge is level for six years and then declines monthly to zero at the end of the 10th Contract year. For insureds age 77 or over at issue, the maximum charge will be a lesser percentage of the target level premium for the Contract or the actual premiums paid.

o During the first 10 Contract years, we will assess a contingent deferred administrative charge if the Contract lapses, is surrendered or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). This charge equals the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. It is level for six years and then declines monthly until it reaches zero at the end of the 10th Contract year.

o    We assess an administrative charge of up to $25 for any withdrawals.

o We may assess an administrative charge of up to $25 for any change in basic insurance amount.

o We assess an administrative charge of up to $25 for each transfer exceeding 12 in any Contract year.
________________________________________________________________________________


                          Underlying Portfolio Expenses

                                                                                        Total
                                                        Investment       Other       Contractual    Total Actual
           Portfolio                                   Advisory Fee     Expenses       Expenses        Expenses*
           ---------                                   ------------     --------       --------        ---------

Series Fund
 Conservative Balanced                                     0.55%          0.05%          0.60%          0.60%
  Diversified Bond                                         0.40%          0.05%          0.45%          0.45%
 Equity                                                    0.45%          0.04%          0.49%          0.49%
 Flexible Managed                                          0.60%          0.04%          0.64%          0.64%
 Global                                                    0.75%          0.10%          0.85%          0.85%
 High Yield Bond                                           0.55%          0.05%          0.60%          0.60%
 Money Market                                              0.40%          0.04%          0.44%          0.44%
Prudential Jennison                                        0.60%          0.04%          0.64%          0.64%
Stock Index                                                0.35%          0.04%          0.39%          0.39%
Value                                                      0.40%          0.05%          0.45%          0.45%
AIM Variable Insurance Funds
  AIM V.I. Value Fund                                      0.61%          0.23%          0.84%          0.84%
American  Century Variable  Portfolios,  Inc. (1)
  VP Value Fund                                            1.00%          0.00%          1.00%          1.00%
Janus Aspen Series (2)
  Growth Portfolio- Institutional Shares                   0.65%          0.02%          0.67%          0.67%
MFS(R)Variable Insurance Trust(SM) (3)
  Emerging Growth Series                                   0.75%          0.10%          0.85%          0.84%
T. Rowe Price International Series, Inc. (1)
  International Stock Portfolio                            1.05%          0.00%          1.05%          1.05%
----------------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
----------------------------------------------------------------------------------------------------------------

(1) American Century Variable Portfolios, Inc. / T. Rowe Price International Series, Inc.

     Investment Management Fees include ordinary expenses of operating the Funds.

(2)  Janus Aspen Series

     The table reflects expenses based on expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of any offset arrangements.

(3)  MFS(R) Variable  Insurance Trust SM

     An expense offset arrangement with the Fund's custodian resulted in a reduction in Other Expenses by 0.01% and is reflected in the Total Actual Expenses.

Types of Death Benefit


There are two types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the cash surrender value varies daily with investment experience, and the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) death benefit, the cash surrender value and the death benefit both vary with investment experience. For either type of death benefit, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. See Types of Death Benefit, page 14.


Premium Payments


The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the accumulated premiums you pay are high enough, and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, Prudential guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. Each Contract generally provides two guarantees, one that lasts for the lifetime of the Contract and another that lasts for a stated, reasonably lengthy period. The guarantee for the life of the Contract requires higher premium payments. See Premiums, page 15, Death Benefit Guarantee, page 17 and Lapse and Reinstatement, page 29.


We offer and suggest regular billing of premiums even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Prudential representative when you apply for the Contract. See Premiums, page 15.

Refund

For a limited time, you may return your Contract for a refund in accordance with the terms of its "Free-Look" provision. See Short-Term Cancellation Right or "Free-Look," page 14.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

                    GENERAL INFORMATION ABOUT THE PRUDENTIAL
                  INSURANCE COMPANY OF AMERICA, THE PRUDENTIAL
                 VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE
                INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The Prudential Insurance Company of America

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states. This Contract is only offered in New York State.


Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same.

Until demutualization occurs, a policy or contract issued by Prudential has ownership interests, which generally include the right to vote for the Board of Directors. These rights would end once Prudential demutualizes.


Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

The Prudential Variable Appreciable Account

We have established a separate account, The Prudential Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential.

Currently, you may invest in one or a combination of 15 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Prudential that invests in a particular mutual fund is referred to in your Contract as the subaccount. Prudential may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Funds

Listed below are the mutual funds (the "Funds") in which the variable investment options invest, the investment objectives, and investment advisers.

Each Fund has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the Funds will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):


o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months less.

o Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Global and the Prudential
Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Corporation ("PIC"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the High Yield Bond, the Money Market, and the Stock Index Portfolios. PIC's business address is 751 Broad Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 38th Floor, New York, New York 10048.

As an investment adviser, PIFM charges the Series Fund a daily investment management fee as compensation for its services. PIFM pays each sub-adviser out of the fee that PIFM receives from the Series Fund. See Deductions from Portfolios, page 11.


AIM Variable Insurance Funds:

o AIM V.I. Value Fund. Seeks to achieve long-term growth of capital. Income is a secondary objective.

AIM Advisors, Inc. ("AIM") is the investment adviser for this fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

American Century Variable Portfolios, Inc.:

o American Century VP Value Fund. Seeks long-term capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The principal underwriter of the Fund is American Century Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

Janus Aspen Series:


o Growth Portfolio- Institutional Shares. Seeks long-term growth of capital in a manner consistent with the preservation of capital.


Janus Capital Corporation is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS(R) Variable Insurance TrustSM:

o    Emerging Growth Series. Seeks to provide long-term growth of capital.

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for the Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

T. Rowe Price International Series, Inc.:

o International Stock Portfolio. Seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


T. Rowe Price- International, Inc. is the investment manager for this fund. The principal business address for T. Rowe Price International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.


The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are described in the table under Deductions from Portfolios in the Charges and Expenses section, page 10, and are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

     (1)  changes in state insurance law;

     (2)  changes in federal income tax law;

     (3)  changes in the investment management of any portfolio of the Funds; or

     (4)  differences   between  voting  instructions  given  by  variable  life
          insurance and variable annuity contract owners.

Prudential may be compensated by an affiliate of each of the Funds (other than the Prudential Series Fund) based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Prudential.

Voting Rights

We are the legal owner of the shares in the Funds associated with the variable investment options. However, we vote the shares in the Funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so.

The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.


You may choose to invest, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Prudential's general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Prudential Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.


Transfers from the fixed-rate option are subject to strict limits, see Transfers, page 18. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds are Paid, page 23.

Which Investment Option Should Be Selected?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Equity, Global, Prudential Jennison, Stock Index, Value, AIM V.I. Value Fund, American Century VP Value Fund, Janus Growth, MFS Emerging Growth Series, or T. Rowe Price International Stock may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.


You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond Portfolio. You may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential representative from time to time about the choices available to you under the Contract. Prudential recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                            DETAILED INFORMATION FOR
                          PROSPECTIVE CONTRACT OWNERS

Charges and Expenses

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed-rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Contract Loans, page 26. Most charges, although not all, are made by reducing the Contract Fund.

This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Deductions from Premium Payments


(a) We charge up to 7.5% as an administrative charge. This charge is made up of two parts which currently equal a total of 3.75% of the premiums received. The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Prudential's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all policyholders without regard to state of residence. The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2000, and 1999, Prudential deducted a total of approximately $561,000 and $177,000, respectively, in administrative charges.


(b) We charge up to 4% for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the cost of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

     Currently, the charge is equal to 4% of premiums paid in each Contract year up to the amount of the target premium (see Premiums, page 15) and 0% of premiums paid in excess of this amount. Consequently, paying more than this amount in any Contract year could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a target premium of $884 and the Contract owner would like to pay 10 target premiums. If the Contract owner paid $1,768 (two times the amount of the target premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the sales load charge would be $176.80. If the Contract owner paid $884 in each of the first 10 Contract years, the total sales load would be $353.60. For additional information, see Increases in Basic Insurance Amount, page 22.


     Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of target premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the accumulated values shown under your Contract's Limited Death Benefit Guarantee Values. See Death Benefit Guarantee, page 17. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page
     27. During 2000 and 1999, Prudential received a total of approximately $354,000 and $136,000 in sales charges.


Deductions from Portfolios

We deduct an investment advisory fee daily from each portfolio of the Funds at a rate, on an annualized basis, ranging from 0.35% for the Series Fund Stock Index Portfolio to 1.05% for the T. Rowe Price International Stock Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


The total expenses of each portfolio for the year ended December 31, 2000, expressed as a percentage of the average assets during the year, are shown below:

                            Total Portfolio Expenses

                                                                                          Total
                                                        Investment        Other        Contractual    Total Actual
                Portfolio                              Advisory Fee      Expenses        Expenses       Expenses*
                ---------                              ------------      --------        --------       ---------

Series Fund
 Conservative Balanced                                     0.55%           0.05%          0.60%          0.60%
 Diversified Bond                                          0.40%           0.05%          0.45%          0.45%
 Equity                                                    0.45%           0.04%          0.49%          0.49%
 Flexible Managed                                          0.60%           0.04%          0.64%          0.64%
 Global                                                    0.75%           0.10%          0.85%          0.85%
 High Yield Bond                                           0.55%           0.05%          0.60%          0.60%
 Money Market                                              0.40%           0.04%          0.44%          0.44%
 Prudential Jennison                                       0.60%           0.04%          0.64%          0.64%
 Stock Index                                               0.35%           0.04%          0.39%          0.39%
 Value                                                     0.40%           0.05%          0.45%          0.45%
  AIM Variable Insurance Funds
  AIM V.I. Value Fund                                      0.61%           0.23%          0.84%          0.84%
 American Century Variable  Portfolios,  Inc. (1)
 VP Value Fund                                             1.00%           0.00%          1.00%          1.00%
Janus Aspen Series (2)
  Growth Portfolio- Institutional Shares                   0.65%           0.02%          0.67%          0.67%
MFS(R)Variable Insurance Trust(SM)                                                                         (3)
  Emerging Growth Series                                   0.75%           0.10%          0.85%          0.84%
T. Rowe Price International Series, Inc. (1)
  International Stock Portfolio                            1.05%           0.00%          1.05%          1.05%
---------------------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
---------------------------------------------------------------------------------------------------------------------

(1) American Century Variable Portfolios, Inc. / T. Rowe Price International Series, Inc. Investment Management Fees include ordinary expenses of operating the Funds.

(2) Janus Aspen Series Table reflects expenses based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of any offset arrangements.

(3) MFS(R) Variable Insurance Trust SM An expense offset arrangement with the Fund's custodian resulted in a reduction in Other Expenses by 0.01% and is reflected in the Total Actual Expenses.


The expenses relating to the Funds (other than those of the Series Fund) have been provided to Prudential by the Funds. Prudential has not independently verified them.

Daily Deduction from the Contract Fund


Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.9%. Currently, we charge 0.6%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Prudential estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 2000 and 1999, Prudential received a total of approximately $53,000 and $7,000 in mortality and expense risk charges.


Monthly Deductions from the Contract Fund

Prudential deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Currently, the charge is equal to $10 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $5 per Contract plus $0.01 per $1,000 of basic insurance amount in all subsequent years. Prudential reserves the right, however to charge up to $10 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $10 per Contract plus $0.01 per $1,000 of basic insurance amount in all subsequent years.


     For example, a Contract with a basic insurance amount of $100,000 would currently have a charge equal to $10 plus $7 for a total of $17 per month for the first Contract year and $5 plus $1 for a total of $6 per month in all later years. The maximum charge for this same Contract would be $10 plus $7 for a total of $17 per month during the first Contract year. In later years, the maximum charge would be $10 plus $1 for a total of $11 per month. During 2000 and 1999, Prudential received a total of approximately $714,000 and $154,000 in monthly administrative charges.


(b) A cost of insurance ("COI") charge is deducted. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund -- significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Prudential to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex, smoker/non-smoker status, and extra rating class, if any. At most ages, Prudential's current COI rates are lower than the maximum rates. For additional information, see Increases in Basic Insurance Amount, page 22.


(c) A charge of $0.01 per $1,000 of basic insurance amount is made to compensate Prudential for the risk we assume by providing the Death Benefit Guarantee feature. See Death Benefit Guarantee, page 17. During 2000 and 1999, Prudential received a total of approximately $124,000 and $19,000 for this risk charge.


(d) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted.

(e) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.


(f) A charge may be deducted to cover federal, state or local taxes (other than premium based administrative charges described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.


     The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Deductions from Premiums, page 10. Prudential periodically reviews the question of a charge to the Account for Company federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Surrender Charges

(a) An additional sales load is charged if during the first 10 Contract years the Contract lapses, is surrendered or if the basic insurance amount is decreased. It is not deducted from the death benefit if the insured should die during this period. For issue ages 76 or less, this contingent deferred charge will be 26% of the lesser of: (a) the target level premium for the Contract; and (b) the actual premiums paid (see Premiums, page 15). The rate used in the calculation of this contingent deferred charge will be 22% for issue ages 77-79, 16% for issue ages 80-83 and 13% for issue ages 84-85. The rate used in the calculation of this contingent deferred charge will remain level for six years. After six years, this charge will reduce monthly at a constant rate until it reaches zero at the end of the 10th year.

(b) If during the first 10 Contract years the Contract lapses, is surrendered or if the basic insurance amount is decreased, an administrative charge is deducted to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. The charge is equal to the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. This charge is level for six years. After six years, this charge will be reduced monthly at a constant rate until it reaches zero at the end of the 10th year.

We will show a surrender charge threshold amount in the Contract data pages. This threshold amount is the lowest basic insurance amount since issue. If during the first 10 Contract years, the basic insurance amount is decreased [including as a result of a withdrawal or a change in type of death benefit from Type A (fixed) to Type B (variable)], and the new basic insurance amount is below the threshold, we will deduct a percentage of the surrender charge. The percentage will be the amount by which the new basic insurance amount is less than the threshold, divided by the threshold. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past. During 2000 and 1999, Prudential received a total of approximately $122,000 and $10,000 from surrendered or lapsed Contracts.


Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.

(c) We currently charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract year.

Requirements for Issuance of a Contract

The Contract may generally be issued on insureds below the age of 81. Currently, the minimum basic insurance amount that can be applied for is $100,000.
Prudential requires evidence of insurability, which may include a medical examination, before issuing any Contract. Non-smokers are offered the most favorable cost of insurance rates. We charge a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

Short-Term Cancellation Right or "Free-Look"

Generally, you may return the Contract for a refund within 10 days after you receive it. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, with no adjustment for investment experience.

Types of Death Benefit

You may select either of two types of death benefit. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 20. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash surrender value. See How a Contract's Cash Surrender Value Will Vary, page 19.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater. See How a Contract's Cash Surrender Value Will Vary, page 19 and How a Type B (Variable) Contract's Death Benefit Will Vary, page 20. Unfavorable investment performance will result in decreases in the death benefit and in the cash surrender value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. In addition, we will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. See Withdrawals, page 21.

Changing the Type of Death Benefit

You may change the type of death benefit on or after the first Contract anniversary and subject to Prudential's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change.

If you are changing your Contract's type of death benefit from Type A (fixed) to Type B (variable), we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic insurance amount after the change may not be lower than the minimum basic insurance amount applicable to the Contract. If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.


                                Changing the Death         Changing the Death
                                   Benefit from                Benefit from
                                Type A ->  Type B           Type B   -> Type A
                               (Fixed)   (Variable)       (Variable)    (Fixed)
                               --------------------       ---------------------

         Basic Insurance
              Amount          $300,000 -> $250,000       $250,000 -> $300,000

          Contract Fund        $50,000 -> $50,000         $50,000 -> $50,000

          Death Benefit       $300,000 -> $300,000       $300,000 -> $300,000


Changing your Contract's type of death benefit from Type A (fixed) to Type B (variable) during the first 10 Contract years may result in the assessment of surrender charges. In addition, we reserve the right to make an administrative processing charge of up to $25 for any change in basic insurance amount, although we do not currently do so. See Charges and Expenses, page 10.

To request a change, fill out an application for change which can be obtained from your Prudential representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the application date or the medical examination date. If the first premium is not paid with the application, the Contract date will be the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

Premiums

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 20 and How a Type B (Variable) Contract's Death Benefit Will Vary, page 20. There are circumstances under which the payment of
premiums  in  amounts   that  are  too  large  may  cause  the  Contract  to  be
characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 27.

The Contract has several types of "premiums" which are described below. Understanding them will help you understand how the Contract works.

     Minimum initial premium -- the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid.


     Guideline premiums -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force for the lifetime of the insured regardless of investment performance, assuming no loans or withdrawals. These guideline premiums will be higher for a Type B (variable) Contract than for a Type A (fixed) Contract. For a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the guideline premium may increase each year. Payment of guideline premiums at the beginning of each Contract year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages. See Death Benefit Guarantee, page 17. When you purchase a Contract, your Prudential representative can tell you the amount[s] of the guideline premium.

     Target premiums -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the Limited Death Benefit Guarantee period regardless of investment performance, assuming no loans or withdrawals. As is the case with the guideline premium, for a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the target premium may increase each year. Payment of target premiums at the beginning of each Contract year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See Death Benefit Guarantee, page 17. When you purchase a Contract, your Prudential representative can tell you the amount[s] of the target premium.


     Target Level Premium -- the target premium at issue minus any premiums associated with riders or with aviation, avocation, occupational or temporary extra insurance charges. We use the target level premium in calculating the contingent deferred sales charges. See Charges and Expenses, page 10.


We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid.


When you apply for the Contract, you should discuss with your Prudential representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the Contract date, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the variable investment options and/or the fixed-rate option according to your desired allocation, as specified in the application form, and the first monthly deductions are made. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. See Charges and Expenses, page 10.

The charge for sales expenses and the premium based administrative charge also apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Death Benefit Guarantee

Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. However, the guarantee is contingent upon Contract debt not being equal to or greater than the Contract Fund less any applicable surrender charges. See Contract Loans, page 26. You should consider the importance of the Death Benefit Guarantee to you when deciding what amounts of premiums to pay into the Contract.

For purposes of determining this guarantee, we generally calculate, and show in the Contract data pages, two sets of values - the Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. They are values used solely to determine if a Death Benefit Guarantee is in effect. The Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract and are the end-of-year accumulations of Guideline Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year. The Limited Death Benefit Guarantee Values are lower, but only apply for the length of the Limited Death Benefit Guarantee period. They are the end-of-year accumulations of Target Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year.

The length of the Limited Death Benefit Guarantee period is determined on a case by case basis depending on things like the insured's age, sex, smoker/non-smoker status, death benefit type and extra rating class, if any. The length of the Limited Death Benefit Guarantee period applicable to your particular Contract is shown on the Contract data pages. For certain insureds, generally those who are older and/or in a substandard risk classification, the Limited Death Benefit Guarantee period may be of short duration.

At the Contract date, and on each Monthly date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.


At each Monthly date within the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. At each Monthly date after the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the applicable (Lifetime or Limited) Death Benefit Guarantee Value and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.


The Contract data pages show Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

Guideline and target premiums are premium levels that, if paid at the start of each Contract year, correspond to the Lifetime and Limited Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). See Premiums, page 15. They are one way of reaching the Death Benefit Guarantee Values; they are certainly not the only way.

Here is a table of typical guideline and target premiums along with corresponding Limited Death Benefit Guarantee periods. The examples assume the insured is a male, non-smoker, with no extra risk or substandard ratings, and no extra benefit riders added to the Contract.

                       Basic Insurance Amount -- $100,000
                          Illustrative Annual Premiums

                                       Guideline Premium corresponding    Target Premium corresponding to the
 Age of insured      Type of Death      to the Lifetime Death Benefit   Limited Death Benefit Guarantee Values
    at issue        Benefit Chosen            Guarantee Values             and number of years of guarantee
    --------        --------------            ----------------             --------------------------------
       35         Type A (fixed)                  $   1,494                       $    884 for 35 years
       35         Type B (variable)               $   4,896                       $    884 for 33 years
       45         Type A (fixed)                  $   2,266                       $  1,272 for 25 years
       45         Type B (variable)               $   6,940                       $  1,272 for 23 years
       55         Type A (fixed)                  $   3,640                       $  2,389 for 20 years
       55         Type B (variable)               $  10,324                       $  2,389 for 18 years


You should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period. In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could cause the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27.

The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Prudential representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

Transfers

You may, up to 12 times each Contract year, transfer amounts from one variable investment option to another variable investment option or to the fixed-rate option without charge. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a variable investment option may be transferred.

Transfers will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see Assignment, page 29), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year. The maximum amount which may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option; and (b) $2,000. Prudential may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.


Dollar Cost Averaging

Under the Dollar Cost Averaging ("DCA") feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly or quarterly.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year; however, we reserve the right to change this practice.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

How a Contract's Cash Surrender Value Will Vary

You may surrender the Contract for its cash surrender value (referred to as net cash value in the Contract). The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See Contract Loans, page 26. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed-rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under Charges and Expenses, page
10. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T4 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying target premium amounts (see Premiums, page 15), assuming hypothetical uniform investment results in the Fund portfolios. Two of the tables assume current charges will be made throughout the lifetime of the Contract and two tables assume maximum charges will be made. See Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums, page 24.

How a Type A (Fixed) Contract's Death Benefit Will Vary

As described  earlier,  there are two types of death benefit available under the
Contract: Type A, a generally fixed death benefit and Type B, a variable death benefit. A Type B (variable) death benefit varies with investment performance while a Type A (fixed) death benefit does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.


Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. See Contract Loans, page 26. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Prudential will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.


The death benefit under a Type A (fixed) Contract will always be the greater of:

               (1)  the basic insurance amount; and

               (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.


The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $100,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no contract debt.


                          Type A (Fixed) Death Benefit
--------------------------------------------------------------------------------
            IF                                   THEN
================================================================================
   the          and the      the attained   the Contract Fund        and the
insured is      Contract      age factor    multiplied by the         Death
   age          Fund is           is      attained age factor is    Benefit is
   ---          -------           --      ----------------------    ----------
   40          $ 10,000          3.64          $ 36,400              $100,000
   40          $ 30,000          3.64          $109,200              $109,200*
   40          $ 50,000          3.64          $182,000              $182,000*

   60          $ 30,000          1.96          $ 58,800              $100,000
   60          $ 50,000          1.96          $ 98,000              $100,000
   60          $ 70,000          1.96          $137,200              $137,200*

   80          $ 50,000          1.28          $ 64,000              $100,000
   80          $ 80,000          1.28          $102,400              $102,400*
   80          $ 90,000          1.28          $115,200              $115,200*

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.


This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $70,000, the death benefit will be $137,200, even though the original basic insurance amount was $100,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.96. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary


Under a Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type B (variable) Contract will always be the greater of:

               (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

               (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.


The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $100,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no contract debt.


                         Type B (Variable) Death Benefit
--------------------------------------------------------------------------------
            IF                                   THEN
================================================================================
   the          and the      the attained   the Contract Fund          and the
insured is      Contract      age factor    multiplied by the           Death
   age          Fund is           is      attained age factor is      Benefit is
   ---          -------           --      ----------------------      ----------

    40          $10,000          3.64          $ 36,400               $110,000
    40          $30,000          3.64          $109,200               $130,000
    40          $50,000          3.64          $182,000               $182,000*

    60          $30,000          1.96          $ 58,800               $130,000
    60          $50,000          1.96          $ 98,800               $150,000
    60          $70,000          1.96          $137,200               $170,000

    80          $50,000          1.28          $ 64,000               $150,000
    80          $80,000          1.28          $102,400               $180,000
    80          $90,000          1.28          $115,200               $190,000

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.


This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $50,000, the death benefit will be $182,000, even though the original basic insurance amount was $100,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.64. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

Surrender of a Contract

A Contract may be surrendered for its cash surrender value or for a fixed reduced paid-up insurance benefit while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in the Home Office. Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the cash surrender value and the insured's issue age, sex, smoker/non-smoker status, and the length of time since the Contract date. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 27.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the cash surrender value after the withdrawal may not be zero or less than zero after deducting the withdrawal charges. The amount withdrawn must be at least

$500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 27.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. For a Type B (variable) Contract, this will not change the basic insurance amount. However, under a Type A (fixed) Contract, the resulting reduction in death benefit usually requires a reduction in the basic insurance amount. If the basic insurance amount is decreased to an amount less than the basic insurance amount at issue, a surrender charge may be deducted. See Charges and Expenses, page 10. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Prudential representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.


Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee, since withdrawals decrease the accumulated net payments. See Death Benefit Guarantee, page 17.


Increases in Basic Insurance Amount

Subject to the underwriting requirements determined by Prudential, on or after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. The following conditions must be met:

     (1)  you must ask for the change in a form that meets Prudential's needs;

     (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages;

     (3)  you must prove to us that the insured is insurable for any increase;

     (4)  the Contract must not be in default;

     (5) we must not be paying premiums into the Contract as a result of the insured's total disability; and

     (6)  if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25.

For sales load purposes, the target premium is calculated separately for each basic insurance amount segment. The target premium for each segment also includes the premium for extra insurance charges associated to that segment. When premiums are paid, each payment is allocated to each basic insurance amount segment based on the proportion of the target premium in each segment to the total target premiums of all segments. Currently, the sales load charge for each segment is equal to 4% of the allocated premium paid in each Contract year up to the target premium and 0% of allocated premiums paid in excess of the target premium. See the definition of Contract year for an increase in basic insurance amount in DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, page 1.

The COI rates for an increase in basic insurance amount are based upon 1980 CSO Tables, the age at the increase effective date and the number of years since then, sex (except where unisex rates apply); smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole contract (the death benefit minus the Contract Fund) is allocated to each basic insurance amount segment based on the proportion of its basic insurance amount to the total of all basic insurance amount segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the Insured's attained age for the initial basic insurance amount segment. For a description of attained age factor, see How a Type A (Fixed) Contract's Death Benefit Will Vary, page 20 and How a Type B (Variable) Contract's Death Benefit Will Vary, page 20.

Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. See Short-Term Cancellation Right or "Free-Look", page 14. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Prudential representative.

Decreases in Basic Insurance Amount

As explained earlier, you may make a withdrawal (see Withdrawals, page 21). On or after the first Contract anniversary, you also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under Contract Limitations in your Contract data pages. In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract data pages. If the basic insurance amount is decreased to an amount less than the lowest basic insurance amount since issue, a surrender charge may be deducted. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25. See Charges and Expenses, page 10. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables, and the effective date of the decrease.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 27. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Prudential representative.

When Proceeds Are Paid

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to six months. Prudential will pay interest of at least 3% a year if it delays such a payment for 10 days or more.

Living Needs Benefit

You may elect to add the Living Needs Benefit(SM) to your Contract at issue. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. The following options are available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The benefit will be paid to you in a single sum.

Organ Transplant Option. This option is available if the insured is diagnosed as having a life expectancy of six months or less unless the insured receives a vital organ transplant. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The benefit will be paid to you in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All four tables assume the following:

o a Contract with a basic insurance amount of $100,000 bought by a 35 year old male, select, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the target premium amount (see Premiums, page 15) is paid on each Contract anniversary and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 15 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Type A (fixed) Contract has been purchased and the second table (page T2) assumes a Type B (variable) Contract has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning. See Charges and Expenses, page 10.

Under the Type B (variable) Contract the death benefit changes to reflect investment returns. Under the Type A (fixed) Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See Types of Death Benefit, page 14.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 15 portfolios of 0.66%, and the daily deduction from the Contract Fund of 0.60% per year for the tables based on current charges and 0.90% per year for the tables based on maximum charges. Thus, assuming current charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.26%, 2.74%, 6.74% and 10.74%, respectively. Assuming maximum charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.56%, 2.44%, 6.44% and 10.44%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.66% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages, sex, or rating class. Your Prudential representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                             VARIABLE UNIVERSAL LIFE
                          TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                       $100,000.00 BASIC INSURANCE AMOUNT
                         $884.00 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES

                                                  Death Benefit (1)

                                         Assuming Hypothetical Gross (and Net)
             Premiums                        Annual Investment Return of
  End of    Accumulated
  Policy       at 4%         0% Gross         4% Gross        8% Gross       12% Gross
   Year      Per Year      (-1.26% Net)     (2.74% Net)     (6.74% Net)     (10.74% Net)
   ----      --------      ------------     -----------     -----------     ------------
    1        $    919        $100,000        $100,000        $100,000        $  100,000
    2        $  1,875        $100,000        $100,000        $100,000        $  100,000
    3        $  2,870        $100,000        $100,000        $100,000        $  100,000
    4        $  3,904        $100,000        $100,000        $100,000        $  100,000
    5        $  4,980        $100,000        $100,000        $100,000        $  100,000
    6        $  6,098        $100,000        $100,000        $100,000        $  100,000
    7        $  7,261        $100,000        $100,000        $100,000        $  100,000
    8        $  8,471        $100,000        $100,000        $100,000        $  100,000
    9        $  9,729        $100,000        $100,000        $100,000        $  100,000
   10        $ 11,038        $100,000        $100,000        $100,000        $  100,000
   15        $ 18,409        $100,000        $100,000        $100,000        $  100,000
   20        $ 27,377        $100,000        $100,000        $100,000        $  100,000
   25        $ 38,288        $100,000        $100,000        $100,000        $  134,052
   30        $ 51,562        $100,000        $100,000        $100,000        $  198,743
   35        $ 67,713        $100,000        $100,000        $111,601        $  293,119
   40        $ 87,363        $100,000        $100,000        $139,002        $  426,343
   45        $111,270        $      0(2)     $100,000        $173,553        $  625,422
   50        $140,356        $      0        $      0(2)     $216,335        $  920,238
   55        $175,744        $      0        $      0        $268,190        $1,351,509
   60        $218,799        $      0        $      0        $329,913        $1,975,112
   65        $271,182        $      0        $      0        $408,773        $2,913,990



                               Cash Surrender Value (1)

                          Assuming Hypothetical Gross (and Net)
                              Annual Investment Return of
  End of
  Policy       0% Gross       4% Gross        8% Gross        12% Gross
   Year      (-1.26% Net)    (2.74% Net)     (6.74% Net)     (10.74% Net)
   ----      ------------    -----------     -----------     ------------
    1          $      0        $     0        $      0(2)     $        0(2)
    2          $    270        $   340        $    413        $      488
    3          $    823        $   962        $  1,110        $    1,266
    4          $  1,365        $ 1,598        $  1,852        $    2,126
    5          $  1,897        $ 2,248        $  2,639        $    3,075
    6          $  2,417        $ 2,911        $  3,476        $    4,121
    7          $  3,106        $ 3,768        $  4,545        $    5,456
    8          $  3,782        $ 4,636        $  5,666        $    6,908
    9          $  4,443        $ 5,515        $  6,844        $    8,490
   10          $  5,086        $ 6,401        $  8,078        $   10,213
   15          $  7,098        $10,016        $ 14,302        $   20,609
   20          $  8,802        $13,982        $ 22,801        $   37,911
   25          $ 10,073        $18,244        $ 34,448        $   66,693
   30          $ 10,076        $22,036        $ 49,962        $  112,922
   35          $  8,246        $24,838        $ 71,083        $  186,700
   40          $  2,475        $24,789        $ 98,583        $  302,371
   45          $      0(2)     $18,685        $133,502        $  481,094
   50          $      0        $     0(2)     $177,324        $  754,293
   55          $      0        $     0        $231,199        $1,165,094
   60          $      0        $     0        $297,219        $1,779,381
   65          $      0        $     0        $389,308        $2,775,229

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 42 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 42. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 50 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 50. Based on a gross return of 8% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T1

                            VARIABLE UNIVERSAL LIFE
                        TYPE B (VARIABLE) DEATH BENEFIT
                          ALE NON-SMOKER SELECT AGE 35
                       $100,000.00 BASIC INSURANCE AMOUNT
                         $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                                  Death Benefit (1)

                                         Assuming Hypothetical Gross (and Net)
             Premiums                        Annual Investment Return of
  End of    Accumulated
  Policy       at 4%         0% Gross         4% Gross        8% Gross       12% Gross
   Year      Per Year      (-1.26% Net)     (2.74% Net)     (6.74% Net)     (10.74% Net)
   ----      --------      ------------     -----------     -----------     ------------
    1        $    919        $100,437        $100,462        $100,487        $  100,511
    2        $  1,875        $100,997        $101,067        $101,140        $  101,214
    3        $  2,870        $101,547        $101,686        $101,834        $  101,989
    4        $  3,904        $102,086        $102,318        $102,570        $  102,843
    5        $  4,980        $102,613        $102,963        $103,351        $  103,784
    6        $  6,098        $103,128        $103,618        $104,179        $  104,819
    7        $  7,261        $103,628        $104,284        $105,054        $  105,957
    8        $  8,471        $104,113        $104,959        $105,979        $  107,208
    9        $  9,729        $104,582        $105,642        $106,956        $  108,582
   10        $ 11,038        $105,033        $106,331        $107,985        $  110,090
   15        $ 18,409        $106,963        $109,813        $113,995        $  120,146
   20        $ 27,377        $108,549        $113,544        $122,036        $  136,568
   25        $ 38,288        $109,646        $117,395        $132,728        $  163,437
   30        $ 51,562        $109,331        $120,328        $145,924        $  206,415
   35        $ 67,713        $107,036        $121,496        $161,817        $  275,386
   40        $ 87,363        $100,780        $118,340        $178,926        $  400,814
   45        $111,270        $      0(2)     $107,275        $194,472        $  588,352
   50        $140,356        $      0        $      0(2)     $203,419        $  866,042
   55        $175,744        $      0        $      0        $195,293        $1,272,241
   60        $218,799        $      0        $      0        $153,082        $1,859,580
   65        $271,182        $      0        $      0        $      0(2)     $2,743,836



                                 Cash Surrender Value (1)

                           Assuming Hypothetical Gross (and Net)
                                 Annual Investment Return of
  End of
  Policy        0% Gross       4% Gross        8% Gross         12% Gross
   Year       (-1.26% Net)    (2.74% Net)     (6.74% Net)      (10.74% Net)
   ----       ------------    -----------     -----------      ------------
    1            $     0        $     0        $      0        $        0(2)
    2            $   267        $   338        $    410        $      484
    3            $   817        $   957        $  1,104        $    1,259
    4            $ 1,356        $ 1,589        $  1,841        $    2,113
    5            $ 1,884        $ 2,233        $  2,622        $    3,054
    6            $ 2,398        $ 2,888        $  3,449        $    4,089
    7            $ 3,081        $ 3,737        $  4,507        $    5,410
    8            $ 3,748        $ 4,594        $  5,614        $    6,843
    9            $ 4,400        $ 5,459        $  6,773        $    8,400
   10            $ 5,033        $ 6,331        $  7,985        $   10,090
   15            $ 6,963        $ 9,813        $ 13,995        $   20,146
   20            $ 8,549        $13,544        $ 22,036        $   36,568
   25            $ 9,646        $17,395        $ 32,728        $   63,437
   30            $ 9,331        $20,328        $ 45,924        $  106,415
   35            $ 7,036        $21,496        $ 61,817        $  175,386
   40            $   780        $18,340        $ 78,926        $  284,265
   45            $     0(2)     $ 7,275        $ 94,472        $  452,578
   50            $     0        $     0(2)     $103,419        $  709,870
   55            $     0        $     0        $ 95,293        $1,096,760
   60            $     0        $     0        $ 53,082        $1,675,297
   65            $     0        $     0        $     0(2)      $2,613,177

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 41 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 41. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 47 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 47. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 64 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 64. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

                            VARIABLE UNIVERSAL LIFE
                          TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                       $100,000.00 BASIC INSURANCE AMOUNT
                         $884.00 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                  Death Benefit (1)

                                         Assuming Hypothetical Gross (and Net)
             Premiums                        Annual Investment Return of
  End of    Accumulated
  Policy       at 4%         0% Gross         4% Gross        8% Gross       12% Gross
   Year      Per Year      (-1.56% Net)     (2.44% Net)     (6.44% Net)    (10.44% Net)
   ----      --------      ------------     -----------     -----------    ------------
    1        $    919        $100,000        $100,000        $100,000        $100,000
    2        $  1,875        $100,000        $100,000        $100,000        $100,000
    3        $  2,870        $100,000        $100,000        $100,000        $100,000
    4        $  3,904        $100,000        $100,000        $100,000        $100,000
    5        $  4,980        $100,000        $100,000        $100,000        $100,000
    6        $  6,098        $100,000        $100,000        $100,000        $100,000
    7        $  7,261        $100,000        $100,000        $100,000        $100,000
    8        $  8,471        $100,000        $100,000        $100,000        $100,000
    9        $  9,729        $100,000        $100,000        $100,000        $100,000
   10        $ 11,038        $100,000        $100,000        $100,000        $100,000
   15        $ 18,409        $100,000        $100,000        $100,000        $100,000
   20        $ 27,377        $100,000        $100,000        $100,000        $100,000
   25        $ 38,288        $100,000        $100,000        $100,000        $100,000
   30        $ 51,562        $100,000        $100,000        $100,000        $119,953
   35        $ 67,713        $100,000        $100,000        $100,000        $167,778
   40        $ 87,363        $      0(2)     $      0(2)     $100,000        $228,751
   45        $111,270        $      0        $      0        $      0(2)     $310,607
   50        $140,356        $      0        $      0        $      0        $419,279
   55        $175,744        $      0        $      0        $      0        $561,662
   60        $218,799        $      0        $      0        $      0        $752,890
   65        $271,182        $      0        $      0        $      0        $970,599





                                 Cash Surrender Value (1)

                           Assuming Hypothetical Gross (and Net)
                                 Annual Investment Return of
  End of
  Policy       0% Gross       4% Gross        8% Gross        12% Gross
   Year     (-1.56% Net)    (2.44% Net)     (6.44% Net)     (10.44% Net)
   ----     ------------    -----------     -----------     ------------
    1          $    0         $    0          $     0         $      0(2)
    2          $   99         $  163          $   228         $    295
    3          $  525         $  647          $   777         $    914
    4          $  932         $1,131          $ 1,349         $  1,585
    5          $1,320         $1,615          $ 1,945         $  2,313
    6          $1,686         $2,094          $ 2,564         $  3,102
    7          $2,213         $2,752          $ 3,389         $  4,140
    8          $2,717         $3,403          $ 4,238         $  5,250
    9          $3,197         $4,048          $ 5,112         $  6,439
   10          $3,651         $4,682          $ 6,010         $  7,715
   15          $4,557         $6,713          $ 9,940         $ 14,765
   20          $4,417         $7,993          $14,318         $ 25,484
   25          $2,490         $7,604          $18,619         $ 42,004
   30          $    0         $3,895          $21,783         $ 68,155
   35          $    0         $    0          $21,353         $106,865
   40          $    0(2)      $    0(2)       $11,466         $162,235
   45          $    0         $    0          $     0(2)      $238,929
   50          $    0         $    0          $     0         $343,672
   55          $    0         $    0          $     0         $484,192
   60          $    0         $    0          $     0         $678,279
   65          $    0         $    0          $     0         $924,380

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 28 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 36. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 33 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 36. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 43 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 43. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

                             VARIABLE UNIVERSAL LIFE
                         TYPE B (VARIABLE) DEATH BENEFIT
                          MALE NON-SMOKER SELECT AGE 35
                       $100,000.00 BASIC INSURANCE AMOUNT
                         $884.00 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                  Death Benefit (1)

                                         Assuming Hypothetical Gross (and Net)
             Premiums                        Annual Investment Return of
  End of    Accumulated
  Policy       at 4%         0% Gross         4% Gross        8% Gross       12% Gross
   Year      Per Year      (-1.56% Net)     (2.44% Net)     (6.44% Net)    (10.44% Net)
   ----      --------      ------------     -----------     -----------    ------------
    1        $    919        $100,385        $100,408        $100,431        $100,454
    2        $  1,875        $100,826        $100,890        $100,955        $101,022
    3        $  2,870        $101,249        $101,371        $101,500        $101,636
    4        $  3,904        $101,653        $101,851        $102,067        $102,301
    5        $  4,980        $102,036        $102,328        $102,656        $103,021
    6        $  6,098        $102,396        $102,800        $103,265        $103,798
    7        $  7,261        $102,733        $103,266        $103,895        $104,637
    8        $  8,471        $103,046        $103,723        $104,546        $105,544
    9        $  9,729        $103,333        $104,171        $105,218        $106,523
   10        $ 11,038        $103,594        $104,606        $105,908        $107,581
   15        $ 18,409        $104,414        $106,495        $109,605        $114,252
   20        $ 27,377        $104,135        $107,488        $113,409        $123,849
   25        $ 38,288        $102,039        $106,589        $116,391        $137,187
   30        $ 51,562        $100,000        $102,189        $116,755        $155,043
   35        $ 67,713        $      0(2)     $      0(2)     $110,923        $177,451
   40        $ 87,363        $      0        $      0        $      0(2)     $202,830
   45        $111,270        $      0        $      0        $      0        $225,599
   50        $140,356        $      0        $      0        $      0        $235,410
   55        $175,744        $      0        $      0        $      0        $210,302
   60        $218,799        $      0        $      0        $      0        $117,190
   65        $271,182        $      0        $      0        $      0        $      0(2)



                                   Cash Surrender Value (1)

                             Assuming Hypothetical Gross (and Net)
                                   Annual Investment Return of
  End of
  Policy         0% Gross       4% Gross        8% Gross       12% Gross
   Year       (-1.56% Net)    (2.44% Net)     (6.44% Net)    (10.44% Net)
   ----       ------------    -----------     -----------    ------------
    1            $    0         $    0          $     0        $      0
    2            $   97         $  160          $   225        $    292
    3            $  519         $  641          $   770        $    907
    4            $  923         $1,121          $ 1,337        $  1,572
    5            $1,306         $1,599          $ 1,926        $  2,291
    6            $1,666         $2,071          $ 2,535        $  3,068
    7            $2,186         $2,718          $ 3,348        $  4,090
    8            $2,681         $3,358          $ 4,181        $  5,179
    9            $3,151         $3,988          $ 5,035        $  6,341
   10            $3,594         $4,606          $ 5,908        $  7,581
   15            $4,414         $6,495          $ 9,605        $ 14,252
   20            $4,135         $7,488          $13,409        $ 23,849
   25            $2,039         $6,589          $16,391        $ 37,187
   30            $    0         $2,189          $16,755        $ 55,043
   35            $    0(2)      $    0(2)       $10,923        $ 77,451
   40            $    0         $    0          $     0(2)     $102,830
   45            $    0         $    0          $     0        $125,599
   50            $    0         $    0          $     0        $135,410
   55            $    0         $    0          $     0        $110,302
   60            $    0         $    0          $     0        $ 17,190
   65            $    0         $    0          $     0        $      0(2)

(1)  Assumes no Contract loan has been made.

(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 28 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 34. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 32 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 34. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 39 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 39. Based on a gross return of 12% the cash surrender value would go to zero in year 1 and in year 61 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 61.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T4

Contract Loans

You may borrow from Prudential an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and
(2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan if the Contract has not been surrendered for fixed reduced paid-up insurance. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.5%.


The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. See Lapse and Reinstatement, page 29. If the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the contract. Reinstatement of the contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Tax Treatment of Contract Benefits -- Pre-Death Distributions, page 27.


When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/2%.

A loan will not affect the Death Benefit Guarantee as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 27.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.


Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Generally, representatives will receive a commission of no more than: (1) 50% of the premiums received in the first year on premiums up to the target premium (see Premiums, page 15); (2) 5% of premiums received in years two through 10 on premiums up to the target premium; and (3) 3% on premiums received in the first 10 years in excess of the target premium or received after 10 years. If the basic insurance amount is increased, representatives will generally receive a commission of no more than: (1) 25% of the premiums received up to the target premium for the increase received in the first year; (2) 5% of the premiums received up to the target premium for years two through 10; and (3) 3% on other premiums received for the increase. Moreover, trail commissions of up to 0.025% of the Contract Fund as of the end of each calendar quarter may be paid. Representatives with less than 4 years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.

          o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.


          o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, there is some risk the Internal Revenue Service might assert that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

     Modified Endowment Contracts.

          o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Prudential representative if you are contemplating any of these steps.

          o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Lapse and Reinstatement


Prudential will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee, page 17. If the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Prudential will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 27.


A Contract that ended in default may be reinstated within 5 years after the date of default if the following conditions are met: (1) renewed evidence of insurability is provided on the insured; (2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and (3) any Contract debt with interest to date must be restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement. The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all the required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. Employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.


Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Prudential's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex or both are incorrect in the Contract, Prudential will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, if the insured dies by suicide within two years from the Contract date, the Contract will end and Prudential will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Riders

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays certain premiums into the Contract if the insured is totally disabled within the meaning of the provision. Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

Participation in Divisible Surplus

The Contract is eligible to be credited part of Prudential's divisible surplus attributable to the Contracts, as determined by Prudential's Board of Directors. That determination is made, with respect to the insurance Contracts issued by Prudential, every year. However, Prudential does not expect to credit any dividends upon these Contracts because favorable investment performance will be reflected in Contract values and because Prudential intends, if experience indicates that current charges will be greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.

Substitution of Fund Shares

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of such substitution.

Reports to Contract Owners

Once each year, Prudential will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Ching Ng, MAAA, FSA, Director and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.


Litigation and Regulatory Proceedings


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

As of December 31, 2000 Prudential has paid or reserved for payment of $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.


To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.


Further information may also be obtained from Prudential. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

                             DIRECTORS OF PRUDENTIAL


FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2006). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 67.
Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 65. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Executive Officer, Q-Linx, Inc. since 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999-2000. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 48. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2007). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Telecom Group, Bell Atlantic Corporation, from 1998-2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications, and Johnson & Johnson. Age 58. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2005). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company and DTE Energy Company. Age 66. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Bank, JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International
Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 59. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James
E. Hanson Management Company, Hampshire Management Company and CDL, Inc. Age 64.
Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2005). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 66. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Compensation Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2005). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 68. Address:
Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 58. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Auditing Committee. Principal, Investment Strategies International since 1994. Age 66. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 70. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 69. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 67. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Auditing Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. and Apex Microtechnology Corporation. Age 60.
Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2005). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of Advanced Medicine, Inc. and Regeneron Pharmaceuticals, Inc. Age 71. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 67.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Genosys Technology Management Inc. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 73. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 58.

VIVIAN BANTA--Executive Vice President, Individual Financial Services, US Consumer Group since 2000; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 50.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 54.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group from 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 54.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management since 2001 and Chairman and CEO of Prudential Securities since 11/2000; Executive Vice President, Global Asset Management 1998-2001 and Prudential Securities 10/2000-11/2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 47.

RICHARD J.  CARBONE--Senior  Vice  President and Chief  Financial  Officer since
1997;  Controller,   Salomon  Brothers,  from  1995  to  1997;  prior  to  1995,
Controller, Bankers Trust. Age 53.

ANTHONY S. PISZEL--Senior Vice President and Comptroller since 2000; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 46.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer since 2000; Vice President and Treasurer 1995 to 2000; prior to 1995, Managing Director and Assistant Treasurer. Age 44.

SUSAN J. BLOUNT--Vice President, Corporate Counsel and Secretary since 2000; Vice President and Secretary 1995 to 2000; prior to 1995, Assistant General Counsel. Age 43.



Prudential officers are elected annually.

                             FINANCIAL STATEMENTS OF
                     THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                 SUBACCOUNTS
                                          ----------------------------------------------------------------------------------------
                                            Prudential    Prudential                    Prudential      Prudential     Prudential
                                              Money      Diversified    Prudential       Flexible      Conservative    High Yield
                                              Market         Bond         Equity         Managed         Balanced         Bond
                                            Portfolio     Portfolio      Portfolio      Portfolio        Portfolio      Portfolio
                                          ------------  ------------  --------------  --------------  --------------  ------------
ASSETS
  Investment in The Prudential Series
    Fund Inc. Portfolios and
    non-Prudential administered funds,
    at net asset value. [Note 3] ......   $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $ 77,442,712
                                          ------------  ------------  --------------  --------------  --------------  ------------
Net Assets ............................   $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $ 77,442,712
                                          ============  ============  ==============  ==============  ==============  ============

NET ASSETS, representing:

  Equity of contract owners [Note 4] ..   $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $ 77,442,712
                                          ------------  ------------  --------------  --------------  --------------  ------------
                                          $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $ 77,442,712
                                          ============  ============  ==============  ==============  ==============  ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A1


                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
  Prudential                                                   T. Rowe Price                  Janus          MFS          American
    Stock         Prudential     Prudential      Prudential    International    Aim VI        Aspen        Emerging     Century V.p.
    Index           Value         Global         Jennison         Stock         Value        Growth         Growth         Value
  Portfolio       Portfolio      Portfolio       Portfolio      Portfolio       Fund        Portfolio       Series         Fund
--------------  -------------  --------------  --------------  -----------  -------------  ------------  ------------   -----------




$1,006,024,714  $ 516,457,559  $  239,797,100  $  540,394,561  $   666,875  $   1,312,383  $  1,863,468  $  1,047,435   $   427,052
--------------  -------------  --------------  --------------  -----------  -------------  ------------  ------------   -----------
$1,006,024,714  $ 516,457,559  $  239,797,100  $  540,394,561  $   666,875  $   1,312,383  $  1,863,468  $  1,047,435   $   427,052
==============  =============  ==============  ==============  ===========  =============  ============  ============   ===========



$1,006,024,714  $ 516,457,559  $  239,797,100  $  540,394,561  $   666,875  $   1,312,383  $  1,863,468  $  1,047,435   $   427,052
--------------  -------------  --------------  --------------  -----------  -------------  ------------  ------------   -----------
$1,006,024,714  $ 516,457,559  $  239,797,100  $  540,394,561  $   666,875  $   1,312,383  $  1,863,468  $  1,047,435   $   427,052
==============  =============  ==============  ==============  ===========  =============  ============  ============   ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A2

                             FINANCIAL STATEMENTS OF
                     THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998


                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                             Prudential                                  Prudential
                                                            Money Market                              Diversified Bond
                                                             Portfolio                                   Portfolio
                                               ----------------------------------------   -----------------------------------------
                                                  2000          1999           1998          2000           1999           1998
                                               -----------   -----------    -----------   ------------ -------------    -----------
INVESTMENT INCOME
  Dividend income ..........................   $ 7,374,565   $ 5,770,360    $ 5,267,889   $  9,363,742 $           0    $ 8,588,103
                                               -----------   -----------    -----------   ------------ -------------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ..............................       857,383       820,458        702,791      1,055,858     1,044,261        977,226
  Reimbursement for excess expenses
    [Note 5D] ..............................             0             0              0              0             0              0
                                               -----------   -----------    -----------   ------------ -------------    -----------
NET EXPENSES ...............................       857,383       820,458        702,791      1,055,858     1,044,261        977,226
                                               -----------   -----------    -----------   ------------ -------------    -----------

NET INVESTMENT INCOME (LOSS) ...............     6,517,182     4,949,902      4,565,098      8,307,884    (1,044,261)     7,610,877
                                               -----------   -----------    -----------   ------------ -------------    -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .....             0             0              0         18,515       399,858        492,608
  Realized gain (loss) on shares redeemed ..             0             0              0         86,063       (62,342)       107,984
  Net change in unrealized gain (loss)
    on investments .........................             0             0              0      4,554,260    (1,453,759)       242,854
                                               -----------   -----------    -----------   ------------ -------------    -----------

NET GAIN (LOSS) ON INVESTMENTS .............             0             0              0      4,658,838    (1,116,243)       843,446
                                               -----------   -----------    -----------   ------------ -------------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...............................   $ 6,517,182   $ 4,949,902    $ 4,565,098   $ 12,966,722 $  (2,160,504)   $ 8,454,323
                                               ===========   ===========    ===========   ============ =============    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A3


                                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
              Prudential                                  Prudential                                  Prudential
                Equity                                 Flexible Managed                          Conservative Balanced
               Portfolio                                   Portfolio                                   Portfolio
------------------------------------------  ------------------------------------------  ------------------------------------------
    2000          1999           1998          2000           1999           1998          2000           1999          1998
-------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------

$  28,717,308   $ 26,581,947  $ 27,312,284   $ 51,475,016    $   66,382   $ 46,336,137   $ 39,032,025  $ 45,641,073   $ 46,034,230
-------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------




   10,912,470     11,249,143    10,647,094     10,246,499    10,502,693     10,109,863      7,930,987     8,224,025      7,958,450

            0              0             0              0             0              0              0             0              0
-------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------
   10,912,470     11,249,143    10,647,094     10,246,499    10,502,693     10,109,863      7,930,987     8,224,025      7,958,450
-------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------

   17,804,838     15,332,804    16,665,190     41,228,517   (10,436,311)    36,226,274     31,101,038    37,417,048     38,075,780
-------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------



  252,626,405    188,845,438   165,422,738     20,228,730    16,843,257    147,043,667      7,927,522     6,358,209     65,867,708
   12,712,901     27,402,970    14,951,173      3,425,308     2,080,576      2,295,592      2,714,849     2,277,146      1,526,727

 (246,644,445)   (58,596,445)  (78,932,919)   (96,184,606)   91,955,490    (58,722,618)   (54,474,725)   18,533,490      6,236,915
-------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------

   18,694,861    157,651,963   101,440,992    (72,530,568)  110,879,323     90,616,641    (43,832,354)   27,168,845     73,631,350
-------------   ------------  ------------  -------------  ------------   ------------  -------------  ------------   ------------



$  36,499,699   $172,984,767  $118,106,182  $ (31,302,051) $100,443,012   $126,842,915  $ (12,731,316) $ 64,585,893   $111,707,130
=============   ============  ============  =============  ============   ============  =============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A4

                             FINANCIAL STATEMENTS OF
                     THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                   SUBACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                             Prudential                                  Prudential
                                                           High Yield Bond                              Stock Index
                                                              Portfolio                                  Portfolio
                                             ------------------------------------------  ------------------------------------------
                                                  2000          1999           1998          2000           1999          1998
                                             -------------   -----------  -------------  -------------  ------------   ------------
INVESTMENT INCOME
  Dividend income .......................... $   9,628,996   $   251,218  $   9,308,036  $   9,144,548  $ 10,125,645   $  9,059,895
                                             -------------   -----------  -------------  -------------  ------------   ------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ..............................       601,288       655,946        697,446      7,509,378     6,675,340      5,175,364
  Reimbursement for excess expenses
    [Note 5D] ..............................             0             0              0              0             0              0
                                             -------------   -----------  -------------  -------------  ------------   ------------

NET EXPENSES ...............................       601,288       655,946        697,446      7,509,378     6,675,340      5,175,364
                                             -------------   -----------  -------------  -------------  ------------   ------------

NET INVESTMENT INCOME (LOSS) ...............     9,027,708      (404,728)     8,610,590      1,635,170     3,450,305      3,884,531
                                             -------------   -----------  -------------  -------------  ------------   ------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .....             0             0              0     35,213,342    12,472,929     12,847,130
  Realized gain (loss) on shares redeemed ..    (1,139,978)     (966,582)      (243,731)    16,646,062    19,189,378      6,237,945
  Net change in unrealized gain (loss)
    on investments .........................   (15,147,733)    4,891,833    (11,461,047)  (160,730,652)  136,915,479    153,992,331
                                             -------------   -----------  -------------  -------------  ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS .............   (16,287,711)    3,925,251    (11,704,778)  (108,871,248)  168,577,786    173,077,406
                                             -------------   -----------  -------------  -------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ................ $  (7,260,003)  $ 3,520,523  $  (3,094,188) $(107,236,078) $172,028,091   $176,961,937
                                             =============   ===========  =============  =============  ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A5


                                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                Prudential                                 Prudential                                  Prudential
                  Value                                      Global                                     Jennison
                Portfolio                                  Portfolio                                   Portfolio
-----------------------------------------  ------------------------------------------  ------------------------------------------
    2000          1999           1998          2000           1999           1998          2000           1999          1998
------------   ------------ -------------  -------------  ------------   ------------  -------------  ------------   ------------

$ 10,338,921   $ 10,876,592 $  12,342,267  $   1,914,868  $    678,214   $  1,738,704  $     384,515  $    541,083   $    298,391
------------   ------------ -------------  -------------  ------------   ------------  -------------  ------------   ------------




   3,178,543      3,285,457     3,262,956      1,752,355     1,111,465        843,008      3,978,955     2,115,948        933,952

           0              0             0              0             0              0              0             0              0
------------   ------------ -------------  -------------  ------------   ------------  -------------  ------------   ------------

   3,178,543      3,285,457     3,262,956      1,752,355     1,111,465        843,008      3,978,955     2,115,948        933,952
------------   ------------ -------------  -------------  ------------   ------------  -------------  ------------   ------------

   7,160,378      7,591,135     9,079,311        162,513      (433,251)       895,696     (3,594,440)   (1,574,865)      (635,561)
------------   ------------ -------------  -------------  ------------   ------------  -------------  ------------   ------------



  35,832,915     53,052,638    27,501,162     16,578,985     1,189,193      5,918,263     76,293,654    18,100,277      2,902,977
   2,234,121      7,546,600       (99,580)       917,015     3,166,922      1,375,609      1,403,528     1,956,464        453,639

  20,197,962    (16,047,855)  (52,611,025)   (70,915,302)   67,191,804     18,668,316   (198,113,004)   99,641,732     42,669,927
------------   ------------ -------------  -------------  ------------   ------------  -------------  ------------   ------------

  58,264,998     44,551,383   (25,209,443)   (53,419,302)   71,547,919     25,962,188   (120,415,822)  119,698,473     46,026,543
------------   ------------ -------------  -------------  ------------   ------------  -------------  ------------   ------------

$ 65,425,376   $ 52,142,518 $ (16,130,132) $ (53,256,789) $ 71,114,668   $ 26,857,884  $(124,010,262) $118,123,608   $ 45,390,982
============   ============ =============  =============  ============   ============  =============  ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A6

                             FINANCIAL STATEMENTS OF
                     THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                                          ---------------------------------------------------------
                                                                   T. Rowe                           Aim
                                                             International Stock                  V.I. Value
                                                                  Portfolio                          Fund
                                                          ------------------------        -------------------------
                                                             2000          1999              2000           1999
                                                          ----------    ----------        ----------     ----------
INVESTMENT INCOME
  Dividend income ....................................    $    4,192    $      570        $    1,609     $    1,048
                                                          ----------    ----------        ----------     ----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ........................................         2,592           221             5,257            599
  Reimbursement for excess expenses
    [Note 5D] ........................................             0             0                 0              0
                                                          ----------    ----------        ----------     ----------

NET EXPENSES .........................................         2,592           221             5,257            599
                                                          ----------    ----------        ----------     ----------

NET INVESTMENT INCOME (LOSS) .........................         1,600           349            (3,648)           449
                                                          ----------    ----------        ----------     ----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ...............        20,121         1,792            56,065          5,479
  Realized gain (loss) on shares redeemed ............         6,356             0             7,979              0
  Net change in unrealized gain (loss)
    on investments ...................................      (129,440)       28,848          (265,995)        43,489
                                                          ----------    ----------        ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS .......................      (102,963)       30,640          (201,951)        48,968
                                                          ----------    ----------        ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................    $ (101,363)   $   30,989        $ (205,599)    $   49,417
                                                          ==========    ==========        ==========     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                       A7


                                   SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------

       Janus Aspen                      MFS Emerging                   American Century
    Growth Portfolio                    Growth Series                      VP Value
------------------------          ------------------------         -------------------------
  2000           1999               2000           1999               2000          1999
----------    ----------          ----------    ----------         ----------       --------

$   29,366    $      742          $        0    $        0         $    1,715       $      0
----------    ----------          ----------    ----------         ----------       --------




     8,122           745               4,451           424              1,658             85

         0             0                   0             0                  0              0
----------    ----------          ----------    ----------         ----------       --------

     8,122           745               4,451           424              1,658             85
----------    ----------          ----------    ----------         ----------       --------

    21,244            (3)             (4,451)         (424)                57            (85)
----------    ----------          ----------    ----------         ----------       --------



    68,363           107              31,841             0              4,388              0
     8,468             0              19,917             0              2,209              0

  (461,183)       73,745            (273,214)      106,728             65,436         (1,710)
----------    ----------          ----------    ----------         ----------       --------

  (384,352)       73,852            (221,456)      106,728             72,033         (1,710)
----------    ----------          ----------    ----------         ----------       --------

$ (363,108)   $   73,849          $ (225,907)   $  106,304         $   72,090       $ (1,795)
==========    ==========          ==========    ==========         ==========       ========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A8

                             FINANCIAL STATEMENTS OF
                     THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                             Prudential                                  Prudential
                                                               Money                                     Diversified
                                                               Market                                       Bond
                                                              Portfolio                                   Portfolio
                                              -----------------------------------------   -----------------------------------------
                                                  2000          1999           1998           2000          1999           1998
                                              ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) .............  $  6,517,182  $  4,949,902   $  4,565,098   $  8,307,884  $ (1,044,261)  $  7,610,877
  Capital gains distributions received .....             0             0              0         18,515       399,858        492,608
  Realized gain (loss) on shares redeemed ..             0             0              0         86,063       (62,342)       107,984
  Net change in unrealized gain (loss) on
    investments ............................             0             0              0      4,554,260    (1,453,759)       242,854
                                              ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................     6,517,182     4,949,902      4,565,098     12,966,722    (2,160,504)     8,454,323
                                              ------------  ------------   ------------   ------------  ------------   ------------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............    33,271,809    29,999,800     37,611,988     23,708,710    23,078,475     26,569,268
  Policy Loans .............................    (2,951,631)   (3,827,696)    (2,736,768)    (2,951,317)   (3,188,191)    (3,179,538)
  Policy Loan Repayments and Interest ......     1,690,948     2,588,192      1,950,095      1,966,848     2,135,135      1,591,062
  Surrenders, Withdrawals and Death
    Benefits ...............................   (10,207,810)  (11,775,018)    (9,187,944)    (7,206,907)   (8,911,486)    (7,722,756)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .......   (13,623,199)    2,629,991     (4,007,277)    (6,126,033)     (138,588)     3,018,103
  Withdrawal and Other Charges .............    (8,128,780)   (8,860,933)    (8,713,945)    (9,969,514)  (10,654,538)   (10,752,740)
                                              ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ................................        51,337    10,754,336     14,916,149       (578,213)    2,320,807      9,523,399
                                              ------------  ------------   ------------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .........................             0             0     (1,854,444)             0             0         15,863
                                              ------------  ------------   ------------   ------------  ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...................................     6,568,519    15,704,238     17,626,803     12,388,509       160,303     17,993,585

NET ASSETS:
  Beginning of period ......................   128,435,317   112,731,079     95,104,276    147,275,295   147,114,992    129,121,407
                                              ------------  ------------   ------------   ------------  ------------   ------------
  End of period ............................  $135,003,836  $128,435,317   $112,731,079   $159,663,804  $147,275,295   $147,114,992
                                              ============  ============   ============   ============  ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A9


                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                                                                     Prudential
                    Prudential                                        Flexible
                      Equity                                          Managed
                    Portfolio                                         Portfolio
------------------------------------------------   ------------------------------------------------
     2000             1999             1998             2000            1999               1998
--------------   --------------   --------------   --------------   --------------   --------------

$   17,804,838   $   15,332,804   $   16,665,190   $   41,228,517   $  (10,436,311)  $   36,226,274
   252,626,405      188,845,438      165,422,738       20,228,730       16,843,257      147,043,667
    12,712,901       27,402,970       14,951,173        3,425,308        2,080,576        2,295,592

  (246,644,445)     (58,596,445)     (78,932,919)     (96,184,606)      91,955,490      (58,722,618)
--------------   --------------   --------------   --------------   --------------   --------------



    36,499,699      172,984,767      118,106,182      (31,302,051)     100,443,012      126,842,915
--------------   --------------   --------------   --------------   --------------   --------------



   222,204,944      222,112,390      285,120,763      160,739,340      155,685,002      206,491,305
   (44,682,481)     (46,925,941)     (45,013,313)     (32,903,486)     (33,487,354)     (34,928,110)
    26,549,494       25,863,007       21,138,295       20,974,631       20,075,111       17,294,994

   (89,287,653)     (94,909,037)     (97,071,175)     (73,837,706)     (67,752,219)     (79,498,303)

   (93,203,124)     (59,651,177)      (7,299,784)     (64,915,895)     (36,216,054)     (18,229,089)
  (110,324,713)    (122,798,555)    (131,817,860)     (89,144,922)     (98,917,196)    (106,307,492)
--------------   --------------   --------------   --------------   --------------   --------------




   (88,743,533)     (76,309,313)      25,056,926      (79,088,038)     (60,612,710)     (15,176,695)
--------------   --------------   --------------   --------------   --------------   --------------



             0                0         (134,891)               0                0         (115,363)
--------------   --------------   --------------   --------------   --------------   --------------


   (52,243,834)      96,675,454      143,028,217     (110,390,089)      39,830,302      111,550,857


 1,613,412,340    1,516,736,886    1,373,708,669    1,500,566,635    1,460,736,333    1,349,185,476
--------------   --------------   --------------   --------------   --------------   --------------
$1,561,168,506   $1,613,412,340   $1,516,736,886   $1,390,176,546   $1,500,566,635   $1,460,736,333
==============   ==============   ==============   ==============   ==============   ==============

         SUBACCOUNTS (CONTINUED)
------------------------------------------------
                  Prudential
                 Conservative
                   Balanced
                   Portfolio
------------------------------------------------
    2000              1999             1998
--------------   --------------   --------------

$   31,101,038   $   37,417,048   $   38,075,780
     7,927,522        6,358,209       65,867,708
     2,714,849        2,277,146        1,526,727

   (54,474,725)      18,533,490        6,236,915
--------------   --------------   --------------



   (12,731,316)      64,585,893      111,707,130
--------------   --------------   --------------



   132,066,783      122,128,969      172,963,578
   (24,363,776)     (23,665,043)     (24,402,529)
    15,280,452       15,558,408       13,921,518

   (67,850,819)     (64,392,473)     (68,346,109)

   (60,909,587)     (27,102,834)     (16,607,607)
   (76,776,722)     (84,858,651)     (91,363,858)
--------------   --------------   --------------




   (82,553,669)     (62,331,624)     (13,835,007)
--------------   --------------   --------------



             0                0          (57,837)
--------------   --------------   --------------


   (95,284,985)       2,254,269       97,814,286


 1,128,417,018    1,126,162,749    1,028,348,463
--------------   --------------   --------------
$1,033,132,033   $1,128,417,018   $1,126,162,749
==============   ==============   ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A10

                             FINANCIAL STATEMENTS OF
                     THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                SUBACCOUNTS
                                           ---------------------------------------------------------------------------------------
                                                           Prudential                                  Prudential
                                                           High Yield                                     Stock
                                                              Bond                                        Index
                                                            Portfolio                                   Portfolio
                                           -----------------------------------------  --------------------------------------------
                                                2000          1999           1998          2000           1999         1998
                                           ------------  ------------   ------------  --------------  --------------  ------------
OPERATIONS
  Net investment income (loss) ............ $  9,027,708  $   (404,728)  $  8,610,590  $    1,635,170  $    3,450,305  $  3,884,531
  Capital gains distributions received ....            0             0              0      35,213,342      12,472,929    12,847,130
  Realized gain (loss) on shares redeemed .   (1,139,978)     (966,582)      (243,731)     16,646,062      19,189,378     6,237,946
  Net change in unrealized gain (loss) on
    investments ...........................  (15,147,733)    4,891,833    (11,461,047)   (160,730,652)    136,915,479   153,992,330
                                            ------------  ------------   ------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................   (7,260,003)    3,520,523     (3,094,188)   (107,236,078)    172,028,091   176,961,937
                                            ------------  ------------   ------------  --------------  --------------  ------------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............   14,981,479    15,705,252     20,544,444     143,813,535     128,537,549   139,848,176
  Policy Loans ............................   (2,126,320)   (2,428,091)    (2,652,877)    (31,788,094)    (27,496,074)  (21,632,900)
  Policy Loan Repayments and Interest .....    1,428,737     1,801,343      1,492,709      16,352,451      14,533,537     8,895,587
  Surrenders, Withdrawals and Death
    Benefits ..............................   (5,853,422)   (6,795,370)    (7,617,762)    (55,218,390)    (53,330,346)  (40,266,311)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ......   (6,209,425)   (7,871,916)       945,487      43,134,926      55,524,073    22,168,188
  Withdrawal and Other Charges ............   (6,624,832)   (7,570,585)    (8,497,933)    (69,977,646)    (68,714,043)  (62,397,410)
                                            ------------  ------------   ------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................   (4,403,783)   (7,159,367)     4,214,068      46,316,782      49,054,696    46,615,330
                                            ------------  ------------   ------------  --------------  --------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ........................            0             0        (42,474)              0               0       111,800
                                            ------------  ------------   ------------  --------------  --------------  ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..................................  (11,663,786)   (3,638,844)     1,077,406     (60,919,296)    221,082,787   223,689,067

NET ASSETS:
  Beginning of period .....................   89,106,498    92,745,342     91,667,936   1,066,944,010     845,861,223   622,172,156
                                            ------------  ------------   ------------  --------------  --------------  ------------
  End of period ........................... $ 77,442,712  $ 89,106,498   $ 92,745,342  $1,006,024,714  $1,066,944,010  $845,861,223
                                            ============  ============   ============  ==============  ==============  ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A11


                                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                 Prudential                                 Prudential                                  Prudential
                    Value                                     Global                                     Jennison
                  Portfolio                                 Portfolio                                   Portfolio
-----------------------------------------   -----------------------------------------  -------------------------------------------
    2000            1999         1998           2000          1999           1998          2000            1999           1998
------------   ------------  ------------   ------------  ------------   ------------  -------------   ------------   ------------

$  7,160,378   $  7,591,135  $  9,079,311   $    162,513   $  (433,251)  $    895,696  $  (3,594,440)  $ (1,574,865)  $   (635,561)
  35,832,915     53,052,638    27,501,162     16,578,985     1,189,193      5,918,263     76,293,654     18,100,277      2,902,977
   2,234,121      7,546,600       (99,580)       917,015     3,166,922      1,375,609      1,403,528      1,956,464        453,639

  20,197,962    (16,047,855)  (52,611,025)   (70,915,302)   67,191,804     18,668,316   (198,113,004)    99,641,732     42,669,927
------------   ------------  ------------   ------------  ------------   ------------  -------------   ------------   ------------



  65,425,376     52,142,518   (16,130,132)   (53,256,789)   71,114,668     26,857,884   (124,010,262)   118,123,608     45,390,982
------------   ------------  ------------   ------------  ------------   ------------  -------------   ------------   ------------



  71,330,448     72,746,641    95,299,141     39,422,009    30,573,669     35,377,261    108,600,153     78,282,647     57,263,567
 (12,152,062)   (11,949,900)  (12,921,751)    (7,601,293)   (4,548,965)    (3,157,015)   (19,316,019)   (10,302,874)    (4,014,420)
   6,794,156      7,032,090     5,682,713      3,673,153     2,204,939      1,774,955      8,402,856      3,885,895      1,563,575

 (28,058,562)   (28,641,449)  (27,141,623)   (12,990,958)   (8,960,008)    (8,032,750)   (26,583,880)   (17,393,950)    (7,435,590)

 (31,865,939)   (30,030,572)    9,043,514     60,926,199     8,628,134     (6,124,691)   180,065,121    115,758,631     39,232,682
 (33,187,893)   (37,398,609)  (40,729,679)   (17,867,845)  (13,826,989)   (12,788,521)   (47,004,963)   (32,069,991)   (19,483,871)
------------   ------------  ------------   ------------  ------------   ------------  -------------   ------------   ------------




 (27,139,852)   (28,241,799)   29,232,315     65,561,265    14,070,780      7,049,239    204,163,268    138,160,358     67,125,943
------------   ------------  ------------   ------------  ------------   ------------  -------------   ------------   ------------



           0              0       139,884              0             0       (110,095)             0              0          9,553
------------   ------------  ------------   ------------  ------------   ------------  -------------   ------------   ------------


  38,285,524     23,900,719    13,242,067     12,304,476    85,185,448     33,797,028     80,153,006    256,283,966    112,526,478


 478,172,035    454,271,316   441,029,249    227,492,624   142,307,176    108,510,148    460,241,555    203,957,589     91,431,111
------------   ------------  ------------   ------------  ------------   ------------  -------------   ------------   ------------
$516,457,559   $478,172,035  $454,271,316   $239,797,100  $227,492,624   $142,307,176  $ 540,394,561   $460,241,555   $203,957,589
============   ============  ============   ============  ============   ============  =============   ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A12

                             FINANCIAL STATEMENTS OF
                     THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                                          -------------------------------------------------------------
                                                                  T. Rowe                                Aim
                                                            International Stock                       V.I. Value
                                                                 Portfolio                               Fund
                                                          ------------------------           --------------------------
                                                             2000          1999                 2000            1999
                                                          ----------    ----------           -----------     ----------
OPERATIONS
  Net investment income (loss) ....................       $    1,600    $      349           $    (3,648)    $      449
  Capital gains distributions received ............           20,121         1,792                56,065          5,479
  Realized gain (loss) on shares redeemed .........            6,356             0                 7,979              0
  Net change in unrealized gain (loss) on
    investments ...................................         (129,440)       28,848              (265,995)        43,489
                                                          ----------    ----------           -----------     ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ......................................         (101,363)       30,989              (205,599)        49,417
                                                          ----------    ----------           -----------     ----------

PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .....................          651,285        96,770             1,287,439        309,294
  Policy Loans ....................................             (948)       (3,961)               (5,486)        (3,633)
  Policy Loan Repayments and Interest .............              165            28                   242             28
  Surrenders, Withdrawals and Death
    Benefits ......................................           (3,852)         (495)               (5,979)          (513)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ..........................           40,079        87,453                34,533        154,808
  Withdrawal and Other Charges ....................         (112,378)      (16,897)             (247,849)       (54,319)
                                                          ----------    ----------           -----------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .......................................          574,351       162,898             1,062,900        405,665
                                                          ----------    ----------           -----------     ----------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ................................                0             0                     0              0
                                                          ----------    ----------           -----------     ----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..........................................          472,988       193,887               857,301        455,082

NET ASSETS:
  Beginning of period .............................          193,887             0               455,082              0
                                                          ----------    ----------           -----------     ----------
  End of period ...................................       $  666,875    $  193,887           $ 1,312,383     $  455,082
                                                          ==========    ==========           ===========     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A13


                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------

        Janus Aspen                       MFS Emerging                    American Century
     Growth Portfolio                     Growth Series                       VP Value
-------------------------          -------------------------          -------------------------
   2000           1999                2000           1999                2000          1999
-----------    ----------          -----------    ----------          ----------     ----------


$    21,244    $       (3)         $    (4,451)   $     (424)         $       57     $      (85)
     68,363           107               31,841             0               4,388              0
      8,468             0               19,917             0               2,209              0

   (461,183)       73,745             (273,214)      106,728              65,436         (1,710)
-----------    ----------          -----------    ----------          ----------     ----------



   (363,108)       73,849             (225,907)      106,304              72,090         (1,795)
-----------    ----------          -----------    ----------          ----------     ----------



  1,854,404       377,988            1,090,388       199,838             418,662        100,256
     (3,134)            0               (4,132)       (3,837)                  0              0
         70             0                  236            28                   0              0

     (5,574)         (832)              (3,353)         (947)             (1,619)          (526)

     36,035       438,710               62,504        87,988             (45,524)           828
   (463,187)      (81,753)            (225,512)      (36,163)           (101,416)       (13,904)
-----------    ----------          -----------    ----------          ----------     ----------




  1,418,614       734,113              920,131       246,907             270,103         86,654
-----------    ----------          -----------    ----------          ----------     ----------



          0             0                    0             0                   0              0
-----------    ----------          -----------    ----------          ----------     ----------


  1,055,506       807,962              694,224       353,211             342,193         84,859


    807,962             0              353,211             0              84,859              0
-----------    ----------          -----------    ----------          ----------     ----------
$ 1,863,468    $  807,962          $ 1,047,435    $  353,211          $  427,052     $   84,859
===========    ==========          ===========    ==========          ==========     ==========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A14

                        NOTES TO FINANCIAL STATEMENTS OF
                     THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT
                                DECEMBER 31, 2000

NOTE 1:   GENERAL

          The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL"), Prudential Survivorship Preferred ("SVUL") and Prudential Variable Universal Life ("VUL") contracts are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are nineteen subaccounts within the Account. VUL contracts offer the option to invest in fifteen of these subaccounts, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential Administered Funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

          The Zero Coupon Bond 2000 was liquidated on November 15, 2000 and is no longer available to contract owners.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions   Received--Dividend   and  capital  gain  distributions
          received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

                                      A15

NOTE 3:   INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES, INC. PORTFOLIOS

          The net asset value per share for each portfolio of the Series Fund and the non-Prudential administered funds, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2000 were as follows:


                                                                   PORTFOLIOS
                                     --------------------------------------------------------------------------
                                      Prudential     Prudential    Prudential     Prudential    Prudential
                                         Money       Diversified     Equity        Flexible    Conservative
                                        Market          Bond        Portfolio       Managed      Balanced
                                     ------------  ------------  --------------  --------------  --------------
     Number of shares (rounded):       13,500,384    14,154,593      63,721,164      84,100,215      70,617,364
     Net asset value per share:      $      10.00  $      11.28  $        24.50  $        16.53  $        14.63
     Cost:                           $135,003,836  $155,188,675  $1,595,234,430  $1,404,022,884  $1,048,168,308


                                                             PORTFOLIOS (CONTINUED)
                                     --------------------------------------------------------------------------
                                      Prudential     Prudential                   Prudential    Prudential
                                      High Yield        Stock      Prudential       Global       Jennison
                                         Bond           Index         Value        Portfolio     Portfolio
                                     ------------  ------------  --------------  --------------  --------------
     Number of shares (rounded):       12,612,820    26,022,367      25,242,305      10,156,590      23,526,102
     Net asset value per share:      $       6.14  $      38.66  $        20.46  $        23.61  $        22.97
     Cost:                           $ 97,152,230  $616,384,704  $  456,089,376  $  213,853,820  $  582,157,913


                                                             PORTFOLIOS (CONTINUED)
                                     --------------------------------------------------------------------------
                                        T. Rowe                                       MFS
                                     International    Aim V.I.     Janus Aspen     Emerging      American
                                         Stock          Value        Growth         Growth     Century V.P.
                                       Portfolio        Fund        Portfolio       Series         Value
                                     ------------  ------------  --------------  --------------  --------------
     Number of shares (rounded):           44,252        48,073          70,373          36,306          64,026
     Net asset value per share:      $      15.07  $      27.30  $        26.48  $        28.85  $         6.67
     Cost:                           $    767,467  $  1,534,889  $    2,250,906  $    1,213,921  $      363,326

NOTE 4: CONTRACT OWNER UNIT INFORMATION

     Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 2000 were as follows:


                                                                             SUBACCOUNTS
                                              ------------------------------------------------------------------------------
                                              Prudential      Prudential                       Prudential       Prudential
                                                 Money        Diversified    Prudential         Flexible        Conservative
                                                Market           Bond          Equity            Managed          Balanced
                                               Portfolio       Portfolio      Portfolio         Portfolio        Portfolio
                                              ------------    ------------   --------------   --------------   --------------
     Contract Owner Units Outstanding
       (PVAL $100,000 + face - rounded) ...     46,683,333      39,900,956      171,534,087      240,442,869      184,648,727
     Unit Value
       (PVAL $100,000 + face - rounded) ...   $    1.83393    $    2.49287   $      5.35475   $      3.54098   $      2.97204
                                              ------------    ------------   --------------   --------------   --------------
     Contract Owner Equity
       (PVAL $100,000 + face - rounded) ...   $ 85,613,966    $ 99,467,895   $  918,522,152   $  851,403,389   $  548,783,404
                                              ------------    ------------   --------------   --------------   --------------
     Contract Owner Units Outstanding
       (PVAL - rounded) ...................     20,575,446      22,572,543      120,855,571      155,314,698      166,688,224
     Unit Value (PVAL) ....................   $    1.77121    $    2.40634   $      5.16972   $      3.41846   $      2.86910
                                              ------------    ------------   --------------   --------------   --------------
     Contract Owner Equity (PVAL) .........   $ 36,443,435    $ 54,317,214   $  624,789,464   $  530,937,084   $  478,245,185
                                              ------------    ------------   --------------   --------------   --------------
     Contract Owner Units Outstanding
       (SVUL - rounded) ...................     10,024,652       4,267,357        8,821,133        4,970,968        3,680,053
     Unit Value (SVUL) ....................   $    1.24396    $    1.27170   $      1.83079   $      1.52533   $      1.46372
                                              ------------    ------------   --------------   --------------   --------------
     Contract Owner Equity (SVUL) .........   $ 12,470,266    $  5,426,798   $   16,149,642   $    7,582,367   $    5,386,567
                                              ------------    ------------   --------------   --------------   --------------
     Contract Owner Units Outstanding
       (VUL - rounded) ....................        392,455         365,885        1,093,583          187,794          542,009
     Unit Value (VUL) .....................   $    1.21331    $    1.23508   $      1.56115   $      1.35098   $      1.32263
                                              ------------    ------------   --------------   --------------   --------------
     Contract Owner Equity (VUL) ..........   $    476,169    $    451,897   $    1,707,248   $      253,706   $      716,877
                                              ------------    ------------   --------------   --------------   --------------
     TOTAL CONTRACT OWNER EQUITY ..........   $135,003,836    $159,663,804   $1,561,168,506   $1,390,176,546   $1,033,132,033
                                              ============    ============   ==============   ==============   ==============

                                       A16


                                                                       SUBACCOUNTS (CONTINUED)
                                              -----------------------------------------------------------------------------
                                              Prudential      Prudential
                                              High Yield         Stock       Prudential       Prudential     Prudential
                                                 Bond            Index          Value           Global        Jennison
                                               Portfolio       Portfolio      Portfolio        Portfolio      Portfolio
                                              ------------  --------------  ---------------  --------------  --------------
     Contract Owner Units Outstanding
       (PVAL $100,000 + face - rounded) ...     19,971,004     103,757,919       64,734,467      80,898,904     126,941,915
     Unit Value
       (PVAL $100,000 + face - rounded) ...   $    2.19788  $      6.10621  $       5.20710  $      2.11852  $      2.95321
                                              ------------  --------------  ---------------  --------------  --------------
     Contract Owner Equity
       (PVAL $100,000 + face - rounded) ...   $ 43,893,870  $  633,567,640  $   337,078,843  $  171,385,946  $  374,886,132
                                              ------------  --------------  ---------------  --------------  --------------
     Contract Owner Units Outstanding
       (PVAL - rounded) ...................     14,394,323      57,846,173       33,739,257      26,610,354      49,236,094
     Unit Value (PVAL) ....................   $    2.12249  $      5.89416  $       5.02561  $      2.07703  $      2.90400
                                              ------------  --------------  ---------------  --------------  --------------
     Contract Owner Equity (PVAL) .........   $ 30,551,807  $  340,954,598  $   169,560,349  $   55,270,504  $  142,981,616
                                              ------------  --------------  ---------------  --------------  --------------
     Contract Owner Units Outstanding
       (SVUL - rounded) ...................      2,498,914      13,159,985        4,260,234       6,745,221       8,346,473
     Unit Value (SVUL) ....................   $    1.12766  $      2.25067  $       2.06419  $      1.86452  $      2.53025
                                              ------------  --------------  ---------------  --------------  --------------
     Contract Owner Equity (SVUL) .........   $  2,817,925  $   29,618,783  $     8,793,932  $   12,576,600  $   21,118,664
                                              ------------  --------------  ---------------  --------------  --------------
     Contract Owner Units Outstanding
       (VUL - rounded) ....................        170,520       1,029,138          590,140         346,149         687,244
     Unit Value (VUL) .....................   $    1.05037  $      1.83036  $       1.73592  $      1.62950  $      2.04898
                                              ------------  --------------  ---------------  --------------  --------------
     Contract Owner Equity (VUL) ..........   $    179,110  $    1,883,693  $     1,024,435  $      564,050  $    1,408,149
                                              ------------  --------------  ---------------  --------------  --------------
     TOTAL CONTRACT OWNER EQUITY ..........   $ 77,442,712  $1,006,024,714  $   516,457,559  $  239,797,100  $  540,394,561
                                              ============  ==============  ===============  ==============  ==============


                                                                        SUBACCOUNTS (CONTINUED)
                                              -----------------------------------------------------------------------------
                                                T. Rowe                         Janus             MFS         American
                                             International     Aim V.I.         Aspen          Emerging        Century
                                                 Stock           Value         Growth           Growth          V.P.
                                               Portfolio         Fund         Portfolio         Series          Value
                                              ------------  --------------  ---------------  --------------  --------------
     Contract Owner Units Outstanding
       (VUL - rounded) ....................        584,137         858,844        1,056,435         509,746         320,881
     Unit Value (VUL) .....................   $    1.14164  $      1.52808  $       1.76392  $      2.05482  $      1.33087
                                              ------------  --------------  ---------------  --------------  --------------
     Contract Owner Equity (VUL) ..........   $    666,875  $    1,312,383  $     1,863,468  $    1,047,435  $      427,052
                                              ------------  --------------  ---------------  --------------  --------------
     TOTAL CONTRACT OWNER EQUITY ..........   $    666,875  $    1,312,383  $     1,863,468  $    1,047,435  $      427,052
                                              ============  ==============  ===============  ==============  ==============

NOTE 5:  CHARGES AND EXPENSES

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets representing equity of PVAL contract owners held in each subaccount. For contract owners investing in PVAL with face amounts $100,000 or more the annual rate is 0.60%. For contract owners investing in SVUL the annual rate is 0.90%. For contract owners investing in PVUL the annual rate is 0.90%. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

          B.   Deferred Sales Charge

               A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

          C.   Partial Withdrawal Charge

               A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

                                      A17

          D.   Expense Reimbursement

               PVAL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index, 0.50% for the Value Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Portfolio of the average net assets of these portfolios.

               SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios.

          E.   Cost of Insurance and Other Related Charges

               Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.

NOTE 6:   TAXES

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


NOTE 7:   NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

          The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Prudential to (from) the Account. Effective October 13, 1998, Prudential no longer maintains a position in the Account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

                                      A18

NOTE 8: UNIT ACTIVITY

     Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000, 1999 and 1998 were as follows:


                                                                             SUBACCOUNTS
                                      ----------------------------------------------------------------------------------------
                                                      Prudential                                     Prudential
                                                        Money                                        Diversified
                                                        Market                                          Bond
                                                      Portfolio                                      Portfolio
                                      -------------------------------------------     ----------------------------------------
                                          2000           1999             1998            2000          1999          1998
                                      ------------   ------------     -----------     -----------   -----------    -----------
     Contract Owner Contributions:     114,194,561    120,477,063      69,014,332      14,105,601    22,216,255     19,897,577
     Contract Owner Redemptions:      (113,537,294)  (114,736,198)    (57,752,616)    (14,109,854)  (20,070,222)   (15,092,779)


                                                                       SUBACCOUNTS (CONTINUED)
                                      ----------------------------------------------------------------------------------------
                                                                                                    Prudential
                                                      Prudential                                     Flexible
                                                        Equity                                        Managed
                                                       Portfolio                                     Portfolio
                                      -------------------------------------------     ----------------------------------------
                                          2000           1999             1998            2000          1999          1998
                                      ------------   ------------     -----------     -----------   -----------    -----------
     Contract Owner Contributions:      55,966,094     60,448,440      81,572,816      51,084,427    55,689,347     76,938,185
     Contract Owner Redemptions:       (71,783,274)   (74,869,027)    (74,174,443)    (72,728,803)  (72,365,779)   (81,055,189)


                                                                       SUBACCOUNTS (CONTINUED)
                                      ----------------------------------------------------------------------------------------
                                                      Prudential                                    Prudential
                                                     Conservative                                   High Yield
                                                       Balanced                                        Bond
                                                      Portfolio                                      Portfolio
                                      -------------------------------------------     ----------------------------------------
                                          2000           1999             1998            2000          1999          1998
                                      ------------   ------------     -----------     -----------   -----------    -----------
     Contract Owner Contributions:      48,304,976     53,724,364      78,380,210       9,772,562    19,247,980     19,318,322
     Contract Owner Redemptions:       (75,572,311)   (74,929,420)    (82,911,926)    (11,186,778)  (22,299,293)   (16,933,871)


                                                                       SUBACCOUNTS (CONTINUED)
                                      ----------------------------------------------------------------------------------------
                                                      Prudential                                     Prudential
                                                         Stock                                         Equity
                                                         Index                                         Income
                                                       Portfolio                                        Fund
                                      -------------------------------------------     ----------------------------------------
                                          2000           1999             1998            2000          1999          1998
                                      ------------   ------------     -----------     -----------   -----------    -----------
     Contract Owner Contributions:      18,523,899     47,997,403      45,264,098      10,949,452    27,292,681     34,330,488
     Contract Owner Redemptions:        (9,320,711)   (36,168,261)    (34,390,053)    (16,366,923)  (33,584,226)   (26,544,454)


                                                                       SUBACCOUNTS (CONTINUED)
                                      ----------------------------------------------------------------------------------------
                                                    Prudential                                   Prudential
                                                      Global                                      Jennison
                                                     Portfolio                                    Portfolio
                                      -------------------------------------------     ----------------------------------------
                                          2000           1999            1998             2000          1999          1998
                                      ------------   ------------     -----------     -----------   -----------    -----------
     Contract Owner Contributions:      54,236,060     42,507,388      32,534,226      83,460,460    81,466,185     53,654,104
     Contract Owner Redemptions:       (28,429,088)   (35,405,377)    (27,960,335)    (27,512,457)  (33,061,952)   (22,113,796)


                                                                       SUBACCOUNTS (CONTINUED)
                                      ----------------------------------------------------------------------------------------
                                              T. Rowe                        Aim V.P.                      Janus Aspen
                                        International Stock                 Value Fund                        Growth
                                             Portfolio                       Portfolio                       Portfolio
                                      ---------------------------     ---------------------------     --------------------------
                                          2000           1999            2000            1999            2000           1999
                                      ------------   ------------     -----------     -----------     -----------    -----------
     Contract Owner Contributions:       564,964        156,396          775,493        294,943         925,017       440,125
     Contract Owner Redemptions:        (119,526)       (17,697)        (169,319)       (42,273)       (257,420)      (51,287)


                                                      SUBACCOUNTS (CONTINUED)
                                    -----------------------------------------------------------
                                                MFS                    American Century V.P.
                                          Emerging Growth                      Value
                                             Portfolio                       Portfolio
                                    ---------------------------     ---------------------------
                                        2000           1999             2000           1999
                                    ------------   ------------     -----------     -----------
     Contract Owner Contributions:     500,468        159,851         376,232         86,847
     Contract Owner Redemptions:      (128,093)       (22,481)       (130,226)       (11,972)

                                      A19

NOTE 9: PURCHASES AND SALES OF INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2000 were as follows:


                                                                              PORTFOLIOS
                                             -----------------------------------------------------------------------------
                                               Prudential      Prudential      Prudential      Prudential     Prudential
                                                  Money        Diversified       Equity         Flexible     Conservative
                                                 Market           Bond          Portfolio        Managed       Balanced
                                             -------------    ------------   -------------   -------------   -------------
     Purchases                               $ 122,623,752    $ 10,713,395   $  50,319,155   $  20,958,229   $  13,182,058
     Sales                                   $(123,150,999)   $(12,341,671)  $(150,363,635)  $(110,656,380)  $(103,944,847)


                                                                         PORTFOLIOS (CONTINUED)
                                             -----------------------------------------------------------------------------
                                               Prudential      Prudential                      Prudential     Prudential
                                               High Yield         Stock        Prudential        Global        Jennison
                                                  Bond            Index           Value         Portfolio      Portfolio
                                             -------------    ------------   -------------   -------------   -------------
     Purchases                               $  11,150,278    $ 77,195,039   $  25,278,517   $  97,705,945   $ 212,202,221
     Sales                                   $ (16,252,844)   $(38,124,952)  $ (55,729,798)  $ (33,748,550)  $ (11,310,243)


                                                                         PORTFOLIOS (CONTINUED)
                                             -----------------------------------------------------------------------------
                                                 T. Rowe                                           MFS
                                              International     Aim V.I.       Janus Aspen      Emerging       American
                                                  Stock           Value          Growth          Growth      Century V.P.
                                                Portfolio         Fund          Portfolio        Series          Value
                                             -------------    ------------   -------------   -------------   -------------
     Purchases                               $     685,295    $  1,190,264   $   1,705,690   $   1,050,517   $   382,576
     Sales                                   $    (113,536)   $   (132,622)  $    (295,198)  $    (134,836)  $  (114,132)

NOTE 10:  RELATED PARTY TRANSACTIONS

          Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 2000. Equity of contracts owners in the Flexible Managed subaccount at December 31, 2000 includes approximately $261 million owned by Prudential.

                                      A20

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the Variable Universal Life Subaccounts of the Prudential Variable Appreciable Account
And the Board of Directors of
The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series and American Century VP Value Fund) of the Variable Universal Life Subaccounts of the Prudential Variable Appreciable Account at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
March 30, 2001

                                       A21

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.


New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b) of Registrant's Form S-6, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 124 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:


     1.   PricewaterhouseCoopers, LLP
     2.   Clifford E. Kirsch, Esq.
     3.   Ching Ng, MAAA, FSA


The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:
          A.   (1) (a)   Resolution  of Board  of  Directors  of The  Prudential
                         Insurance   Company   of   America   establishing   The
                         Prudential Variable Appreciable Account. (Note 2)
                   (b)   Authorization   for  Separate   Account  to  Invest  in
                         Unaffiliated Mutual Funds (Note 5)
               (2) Not Applicable.
               (3) Distributing Contracts:
                   (a)   Distribution   Agreement   between   Pruco   Securities
                         Corporation  and The  Prudential  Insurance  Company of
                         America. (Note 5)
                   (b)   Proposed  form of Agreement  between  Pruco  Securities
                         Corporation and independent brokers with respect to the
                         Sale of the Contracts. (Note 5)
                   (c)   Schedules of Sales Commissions. (Note 9)
                   (d)   Participation Agreements:
                         (i)(a)  AIM Variable  Insurance  Funds,  Inc., AIM V.I.
                                 Value Fund. (Note 9)
                         (ii)(a) American Century Variable Portfolios, Inc., VP
                                 Value Portfolio. (Note 7)
                             (b) Amendment  to the  American  Century  Variable
                                 Portfolios,   Inc.  Participation   Agreement.
                                 (Note 9)
                         (iii)(a) Janus Aspen Series,  Growth Portfolio.  (Note
                                  7)
                             (b)  Amendment    to   the   Janus   Aspen   Series
                                  Participation Agreement. (Note 9)
                         (iv)(a)  MFS Variable Insurance Trust,  Emerging Growth
                                  Series. (Note 7)
                             (b) Amendment to the MFS Variable Insurance Trust Participation Agreement. (Note 9)
                         (v) (a)  T. Rowe  Price  International   Series,  Inc.,
                                  International Stock Portfolio. (Note 8)
                             (b)  Amendment  to the T. Rowe Price  International
                                  Series, Inc. Participation Agreement. (Note 9)
               (4)  Not Applicable.
               (5)  Variable Universal Life Insurance Contract: (Note 9)
               (6)  (a) Charter of The Prudential  Insurance Company of America,
                        as amended November 14, 1995. (Note 3)
                    (b) By-laws  of The Prudential Insurance Company of America, as amended May 12, 1998. (Note 5)
               (7)  Not Applicable.
               (8)  Not Applicable.

               (9)  Not Applicable.
               (10) (a) Application Form. (Note 5)
                    (b) Supplement to the Application. (Note 5)
               (11) Not Applicable.
               (12) Memorandum describing  Prudential's issuance,  transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments  and  cash  surrender  values  upon  conversion  to
                    fixed-benefit       policies      pursuant      to      Rule
                    6e-3(T)(b)(13)(v)(B). (Note 5)
               (13) Available Contract Riders and Endorsements:
                    (a) Rider for Payment of Premium Benefit Upon Insured's Total Disability. (Note 5)
                    (b)  10 Year Level Premium Term Rider on Insured. (Note 9)
                    (c)  10 Year Level Premium Term Rider on Spouse. (Note 9)
                    (d)  Children's Rider
                          (i) The dependent child is named in the application for the contract and on the date of the application has not reached his or her 18th birthday. (Note 9)
                          (ii) The dependent child just before the contract date
                               of this contract was insured under the earlier contract that was converted or changed to this contract. (Note 9)
                          (iii)The dependent  child is named in the  application
                               for change. (Note 9)
                          (iv) After-issue. (Note 9)
                    (e) Endorsement to the Rider for Level Term Insurance Benefit on Dependent Children. (Note 9)
                    (f)  Living Needs Benefit Rider
                          (i) for use in all approved jurisdictions except Florida. (Note 2)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.


     6. Opinion and Consent of Ching Ng, MAAA, FSA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney.
          (a)  F. Agnew, F. Becker, R. Carbone, G. Casellas, J. Cullen,
               C. Davis, A. Gilmour, W. Gray, III, J. Hanson, G. Hiner,
               C. Horner, G. Kelley, B. Malkiel, A. Piszel, A. Ryan,
               I. Schmertz, C. Sitter, D. Staheli, R. Thomson, J. Unruh,
               P. Vagelos, S. Van Ness, P. Volcker, (Note 4)


(Note 1)   Filed herewith.
(Note2) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6, Registration No. 33-20000, filed May 1, 1995 on behalf of The Prudential Variable Appreciable Account.
(Note 3) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.
(Note 4) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083, filed April 10, 2001 on behalf of The Prudential Variable Contract Real Property Account.
(Note 5) Incorporated by reference to Registrant's Form S-6, filed September 30, 1998.
(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-23271, filed June 17, 1997 on behalf of The Prudential Discovery Select Group Variable Contract Account. (Note 7) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6, filed on December 23, 1998 on behalf of The Prudential Variable Appreciable Account.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Prudential Variable Appreciable Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2001.

(Seal)            The Prudential Variable Appreciable Account
                                  (Registrant)

                 By: The Prudential Insurance Company of America
                                   (Depositor)

Attest:      /s/Thomas C. Castano                  By: /s/Esther H. Milnes
             Thomas C. Castano                     Esther H. Milnes
             Assistant Secretary                   Vice President and Actuary



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2001.


Signature and Title

/s/*_____________________________________________
Arthur F. Ryan
Chairman of the Board, President, and Chief
Executive Officer

/s/*_____________________________________________
Anthony S. Piszel
Vice President and Controller

/s/*_____________________________________________
Richard J. Carbone
Senior Vice President and Chief Financial Officer

/s/*_____________________________________________     *By: /s/ Thomas C. Castano
Franklin E. Agnew                                          Thomas C. Castano
Director                                                   (Attorney-in-Fact)

/s/*_____________________________________________
Frederic K. Becker
Director

/s/*_____________________________________________
Gilbert F. Casellas
Director

/s/*_____________________________________________
James G. Cullen
Director

/s/*_____________________________________________
Carolyne K. Davis
Director

/s/*_____________________________________________
Allan D. Gilmour
Director

/s/*_____________________________________________
William H. Gray, III
Director

/s/*_____________________________________________
Jon F. Hanson
Director

/s/*_____________________________________________
Glen H. Hiner, Jr.
Director

/s/*_____________________________________________
Constance J. Horner
Director

/s/*_____________________________________________
Gaynor N. Kelley
Director

/s/*_____________________________________________     *By: /s/ Thomas C. Castano
Burton G. Malkiel                                          Thomas C. Castano
Director                                                   (Attorney-in-Fact)

/s/*_____________________________________________
Ida F.S. Schmertz
Director

/s/*_____________________________________________
Charles R. Sitter
Director

/s/*_____________________________________________
Donald L. Staheli
Director

/s/*_____________________________________________
Richard M. Thomson
Director

/s/*_____________________________________________
James A. Unruh
Director

/s/*_____________________________________________
P. Roy Vagelos, M.D.
Director

/s/*_____________________________________________
Stanley C. Van Ness
Director

/s/*_____________________________________________
Paul A. Volcker
Director

                                  EXHIBIT INDEX



     Consent of PricewaterhouseCoopers LLP, independent accountants.


3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered


6. Opinion and Consent of Ching Ng, MAAA, FSA, as to actuarial matters pertaining to the securities being registered



                                      II-7